UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CONSOLIDATED WATER CO. LTD.

(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CONSOLIDATED WATER CO. LTD.
Regatta Office Park, Windward Three, 4th Floor, West Bay Road
P.O. Box 1114
Grand Cayman, KY1-1102
Cayman Islands
Notice of Annual General Meeting of Shareholders
to be held on Monday, May 23, 2022
Notice is hereby given that the Annual General Meeting of Shareholders of Consolidated Water Co. Ltd. (the “Company”) will be held at 4:00 p.m., Eastern Daylight Time (3:00 p.m. Cayman Islands time), on Monday, May 23, 2022. The Annual General Meeting will be a “hybrid” meeting of shareholders. Shareholders will be able to attend the Annual General Meeting as well as vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/cwco2022 or by attending the meeting in person at the Company’s headquarters at Regatta Office Park, Windward Three, 4th Floor, West Bay Road, Grand Cayman, KY1-1102, Cayman Islands. In the interest of health and safety, we strongly encourage shareholders desiring to attend the meeting to do so via the meeting website. Upon logging into the meeting website for the live webcast, a telephone number will be displayed for shareholders to utilize to pose questions along with a question box to submit questions in writing. Shareholders will need to have the 16-digit control number included on their proxy card or the instructions that accompanied their proxy materials to be admitted personally or virtually to the Annual General Meeting or to access the phone number for questions. The phone number for questions is provided solely for the convenience of asking questions during the meeting. Shareholders will not be able to vote their shares over the phone during the meeting.
The Annual General Meeting will be held for the purpose of considering and acting upon the following matters:
1.
The election of two Group I directors to the Board of Directors;

2.
The approval of a Special Resolution, attached as Exhibit A, adopting amendments to the Company’s Memorandum of Association to: (a) update references therein from The Companies Law (1998 Revision) to The Companies Act (Revised); and (b) add the postal code for the Company’s registered office;

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The approval of a Special Resolution, attached as Exhibit B, adopting amendments to the Company’s Amended and Restated Articles of Association related to: (a) adding the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred; (b) updating the definition of “in writing” and “written” to account for advances in technology; (c) updating references to applicable laws; (d) changing the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology; (e) clarifying the circumstances around which the Company has a lien on the shares of a shareholder; (f) changing the manner in which shareholders’ votes will be cast and recorded; and (g) eliminating the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms;

4.
The approval of a Special Resolution, attached as Exhibit C, that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company;

5.
The approval of a Special Resolution, attached as Exhibit D, adopting an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association of the Company incorporating any and all amendments approved by Special Resolution in Proposals 2 – 3;

6.
The advisory vote on executive compensation;

7.
The ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at the remuneration to be determined by the Audit Committee of the Board of Directors; and

8.
Such other business as may properly come before the meeting.

Admittance to the meeting will be limited to shareholders. The Board of Directors has fixed the close of business on March 24, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. EACH SHAREHOLDER IS URGED TO SUBMIT A PROXY AS SOON AS POSSIBLE VIA THE INTERNET, TELEPHONE OR MAIL. ANY PROXY (AND ANY POWER OF ATTORNEY OR OTHER AUTHORITY UNDER WHICH IT IS SIGNED, OR A NOTARIZED COPY OF SUCH AUTHORITY) MUST BE DEPOSITED BY MAIL AT THE FOLLOWING ADDRESS: VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717 OR ELECTRONICALLY AT WWW.PROXYVOTE.COM AT LEAST 24 HOURS BEFORE THE MEETING IN ORDER TO BE VOTED AT THE MEETING. SHAREHOLDERS WHO EXECUTE A PROXY MAY ATTEND THE MEETING; HOWEVER, ATTENDANCE AT THE MEETING WILL AUTOMATICALLY REVOKE A SHAREHOLDER’S PREVIOUSLY SUBMITTED PROXY. THEREFORE, A SHAREHOLDER WHO ATTENDS THE MEETING WILL NEED TO VOTE HIS, HER OR ITS SHARES AT THE MEETING (EITHER IN-PERSON OR VIRTUALLY ON THE MEETING WEBSITE) IN ORDER FOR HIS, HER OR ITS SHARES TO BE COUNTED. IN THE CASE OF JOINT HOLDERS, THE VOTE OF THE SENIOR HOLDER WHO TENDERS A VOTE, WHETHER DURING THE MEETING OR BY PROXY, SHALL BE ACCEPTED TO THE EXCLUSION OF THE VOTES OF THE OTHER JOINT HOLDERS, AND FOR THIS PURPOSE SENIORITY SHALL BE DETERMINED BY THE ORDER IN WHICH THE NAMES OF THE HOLDERS STAND IN THE REGISTER.
By Order of the Board of Directors,
Wilmer F. Pergande
Chairman of the Board
April 13, 2022
Enclosures

CHAIRMAN’S LETTER
April 13, 2022
Dear Shareholder:
On behalf of the Board of Directors, it is our pleasure to invite you to the 2022 Annual General Meeting of Shareholders of Consolidated Water Co. Ltd. to be held at 4:00 p.m., Eastern Daylight Time (3:00 p.m. Cayman Islands time), on Monday, May 23, 2022. As COVID-19 continues to impact all aspects of our lives, we have a heightened awareness of and appreciation for our network of shareholders, directors, employees and service providers that may be affected. After careful consideration, we again have decided to hold a “hybrid” shareholder meeting, meaning that shareholders will be able to attend the meeting via the Internet by following the instructions set forth in the accompanying materials or in person in Grand Cayman, Cayman Islands. In the interest of health and safety, we strongly encourage shareholders desiring to attend the meeting to do so via the Internet. We feel this option is in the best interests for our shareholders’ health in light of the latest information and advice regarding the spread of COVID-19.
This past several years have presented unprecedented challenges on a global scale. We continue to mourn the losses COVID-19 has inflicted on so many individuals and families across the world. We are appreciative of the opportunities we have had to continue to serve our customers while they met the challenges they faced and will continue our contributions to help those in our service areas. Throughout the year, the Board of Directors and executive management collaborated closely to ensure the company met its commitments to a broad range of stakeholders, including our employees, customers, the communities we operate in, suppliers, and of course our shareholders.
Amidst the challenges, this past fiscal year offered another year for quality financial performance, and we delivered positive results for our shareholders, including returning approximately $5.2 million to shareholders in the form of dividends. We celebrate these successes as we continue to pursue our business development efforts and look forward to more opportunities ahead as we remain committed to the long-term interests of shareholders.
Our directors represent a wide range of backgrounds and expertise, with one director identifying as female and three directors identifying as “two or more races or ethnicities” under The Nasdaq Stock Market’s new diversity rules, representing 50% of the non-executive members of the Board. We believe our diversity of backgrounds, experiences, perspectives, and skills contributes to the board’s effectiveness in managing risk and providing guidance that positions the Company for long-term success. Of our nine directors, eight are independent, including our Chairman and all committee members, and the sole executive director is Frederick W. McTaggart, who is the Chair of our recently formed Environmental, Social and Governance Committee.
This Proxy Statement contains details of the business to be conducted during the Annual General Meeting and describes our corporate governance policies and practices. We continue to be considered a smaller reporting company. As such, we have elected to adopt the scaled disclosure requirements afforded to smaller reporting companies, while still communicating material information and our perspectives to our shareholders. In addition to communicating information and our perspectives, we also believe in the value of listening to our shareholders. Shareholder feedback also helps us prioritize our efforts and enhance our transparency.
Whether or not you participate in the Annual General Meeting, it is important that your shares be represented and voted during the meeting. We urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone or (3) if you received your proxy materials, by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.
As we look ahead, we remain excited about the opportunities we have in terms of our business, shareholder value creation, and contributing to the markets and parties we serve. Thank you for the trust you place in us and the opportunity to serve you and our company as directors. On behalf of all directors, I extend our gratitude for your support and request that you vote in the affirmative for the proposals to be considered at the Annual General Meeting.
Sincerely,
Wilmer F. Pergande
Chairman of the Board of Directors

Note About Forward-Looking Statements
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, unless required to do so by law.

CONSOLIDATED WATER CO. LTD.
Annual General Meeting of Shareholders
Monday, May 23, 2022
Proxy Statement
This Proxy Statement has been prepared and is distributed by the board of directors (the “Board of Directors”) of Consolidated Water Co. Ltd. (the “Company”) in connection with the solicitation of proxies for the Annual General Meeting of Shareholders of the Company (the “Annual General Meeting”) to be held at 4:00 p.m., Eastern Daylight Time (3:00 p.m. Cayman Islands time), on Monday, May 23, 2022, and any adjournment or postponement thereof for the purpose set forth in the accompanying Notice of Annual General Meeting of Shareholders. The Annual General Meeting will be a “hybrid” meeting of shareholders, meaning shareholders will be able to attend the Annual General Meeting as well as vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/cwco2022 or attend the meeting in person at the Company’s headquarters at Regatta Office Park, Windward Three, 4th Floor, West Bay Road, Grand Cayman, KY1-1102, Cayman Islands. Upon logging into the meeting website for the live webcast, a telephone number will be displayed for shareholders to utilize to pose questions along with a question box to submit questions in writing. Shareholders will need to have the 16-digit control number included on their proxy card or the instructions that accompanied their proxy materials to be admitted personally or virtually to the Annual General Meeting or to access the phone number for questions. The phone number for questions is provided solely for the convenience of asking questions during the meeting. Although shareholders have the option to attend the meeting in person, in the interest of health and safety, we strongly encourage shareholders desiring to attend the meeting to do so via the Internet.
This Proxy Statement and the accompanying form of proxy will be mailed to shareholders and will be made available for viewing, downloading and printing by shareholders at www.proxyvote.com, on or about April 13, 2022. The Company will bear the cost of the solicitation of proxies.
Only holders of record of the Company’s Ordinary Shares, par value CI$0.50 per share (the “Ordinary Shares”), and the Company’s Redeemable Preference Shares, par value CI$0.50 per share (the “Redeemable Preference Shares”), on the books of the Company at the close of business on March 24, 2022, are entitled to vote at the Annual General Meeting. On that date, 15,267,104 Ordinary Shares and 28,635 Redeemable Preference Shares were issued and outstanding. Our Ordinary Shares and Redeemable Preference Shares are referred to as “common stock” and “redeemable preferred stock,” respectively, in our consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America. All matters that come before this Annual General Meeting will be decided by a vote that will be demanded in each case by Frederick W. McTaggart or David W. Sasnett, the persons who are appointed proxies in the proxy card which accompanies this Proxy Statement. Each shareholder of record is entitled to one vote for each Ordinary Share or Redeemable Preference Share (collectively, the “Shares”) on all matters that come before the Annual General Meeting. The holders of 33 1∕3% of the issued and outstanding Shares, present at the meeting (virtually or in person) or represented by proxy, will constitute a quorum for the transaction of business at the Annual General Meeting.
For Proposal 1, the election of two directors, each nominee shall be elected as a director if the number of Shares cast “for” such nominee’s election exceeds the number of Shares “withheld” with respect to such nominee’s election. The Amended and Restated Articles of Association (the “Articles”) require approval of holders of at least 75% of the Shares cast to approve each Special Resolution submitted under Proposals 2 – 5 (collectively, the “Special Resolutions”). The approval of holders of at least a majority of the Shares cast is required for: (i) Proposal 6, the advisory vote on executive compensation; and (ii) Proposal 7, the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Proposal 1 (the election of two directors), Proposal 3 (the Special Resolution amending the Articles) and Proposal 6 (the advisory vote on executive compensation) are considered “non-routine” matters. Proposal 2 (the Special Resolution amending the Company’s Memorandum of Association), Proposal 4 (the Special Resolution that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company) and Proposal 5 (the Special Resolution adopting an Amended and

Restated Memorandum of Association and an Amended and Restated Articles of Association incorporating any and all amendments approved by Special Resolution in Proposals 2 and 3) and Proposal 7 (the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022) are considered a “routine” matter. Banks, brokers, or other nominees (“Brokers”) who hold shares on behalf of beneficial shareholders have discretion to vote such shares with respect to “routine” matters without receiving voting instructions from the beneficial holders of the shares. However, Brokers who hold shares on behalf of beneficial shareholders do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial holders of the shares. If no instruction is given to Brokers with respect to “non-routine” matters, a “broker non-vote” is recorded for each such uninstructed share. Abstentions and “broker non-votes” are not treated as votes cast and, therefore, will not affect the outcome of the vote.
Shares represented by a properly executed proxy must be received not later than 24 hours before the scheduled time of the meeting and, if received in time to permit its use at the meeting or any postponement or adjournment thereof, will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the Shares represented by the proxy will be voted (i) “for all” in the election of the nominees for director; (ii) “for” the approval of each of the Special Resolutions; (iii) “for” the approval of executive compensation; and (iv) “for” the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm.
A shareholder of record who has given a proxy may revoke it at any time before it is voted at the meeting by giving written notice of such revocation to the office of the Secretary of the Company, or by executing and delivering to the Company not later than 24 hours before the scheduled time of the meeting a proxy bearing a later date. A proxy will be revoked automatically if a shareholder attends the meeting.
Shareholders may, by electronic means via the Internet, by telephone or by mail, appoint a proxy to vote Shares before the meeting as more fully described below:
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By Internet: Go to www.proxyvote.com and follow the instructions. Shareholders should have their proxy card available when accessing the site.

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By Telephone: Call 1-800-690-6903 and follow the voice prompts (have your proxy card available).

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By Mail: If shareholders have received a proxy card, shareholders should mark their vote, sign their name exactly as it appears on the proxy card, date the card and return it in the envelope provided.

Shareholders that would like to request a physical copy of the material(s) for future shareholder meetings, may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, shareholders must include the 16-digit control number included on their proxy card or the instructions that accompanied their proxy materials. Unless requested, you will not otherwise receive a paper or email copy.
Unless otherwise indicated herein, all references to “$” are to United States dollars and all references to “CI$” are to Cayman Island dollars.
[The remainder of this page is intentionally left blank.]

PROPOSAL 1
Election of Group I Directors
The shareholders of the Company will vote on the election of two Group I directors at the Annual General Meeting. Each nominee listed below has consented to being named a nominee in this Proxy Statement and has agreed to serve as a director if elected at the Annual General Meeting. If, prior to the Annual General Meeting, a nominee should become unavailable to serve, the proxies in such nominee’s favor will be void. The Board of Directors knows of no reason to anticipate that this will occur.
In accordance with the Articles and corporate governance as in effect prior to the possible approval of the Special Resolutions to be considered under Proposals 3 and 4, the Board of Directors is divided into three groups, designated Group I, Group II and Group III. At the 2022 Annual General Meeting, shareholders will vote on the election of the Group I directors. If the Special Resolutions to be considered under Proposals 3 and 4 are approved, then (a) the Board of Directors will no longer be classified into three groups, (b) the current terms of each director will expire as of the 2023 Annual General Meeting, and (c) thereafter, each director will be eligible for reelection annually. If the Special Resolutions to be considered under Proposals 3 and 4 are not approved, then (x) the Board of Directors will continue to be classified into three groups, (y), directors in Group II, Group III and Group I will be eligible for reelection at the Company’s Annual General Meetings in 2023, 2024 and 2025, respectively, and (z) each group, upon election, will serve until the third succeeding Annual General Meeting.
The affirmative vote of the holders of a majority of the Shares cast at the Annual General Meeting is required to elect each director. Abstentions and “broker non-votes” are not treated as votes cast and, therefore, will not affect the outcome of the vote. Unless a shareholder specifies otherwise on the accompanying proxy, its shares will be voted “FOR ALL” the Group I nominees listed below.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL” IN THE ELECTION OF THE NOMINEES LISTED BELOW.
Information Regarding Group I Directors
Linda Beidler-D’Aguilar, age 59, has been a director of our Company since November 2018. Ms. Beidler-D’Aguilar is an attorney and has lived and worked in The Bahamas since 1991. Since July 2015, she has been a partner and head of the financial services practice at Glinton Sweeting O’Brien, a full-service boutique law firm located in Nassau, Bahamas, which specializes in financial services, corporate advisory services, securitization, real estate and resort development, and commercial litigation. From January 2005 to July 2015, Ms. Beidler-D’Aguilar was a partner at Graham Thompson, a law firm located in The Bahamas and Turks & Caicos specializing in trust and estate planning, commercial matters, civil litigation, family law, securitization, employment and immigration matters. Prior to joining Graham Thompson, Ms. Beidler-D’Aguilar worked briefly at another local law firm, before which she served as Vice President — Legal & Trademark, overseeing global intellectual property and domestic legal matters at Bacardi & Company Limited for almost nine years. Previously she was employed by two major trust companies in The Bahamas. Before moving to The Bahamas, Ms. Beidler-D’Aguilar practiced law in the United States.
Ms. Beidler-D’Aguilar was selected to serve as a member of our Board of Directors because of her nearly 30 years of experience as an attorney, her legal, business and financial knowledge acquired during that period and her knowledge of, and business contacts in, the Caribbean.
Brian E. Butler, age 72, has been a director of our Company since 1983. Mr. Butler, a full-time resident of the Cayman Islands, has since 1977 directed a consortium of property development companies presented under the Butler name specializing in luxury resort projects in the Cayman Islands, the Turks and Caicos Islands, and British Columbia, Canada.
Mr. Butler was selected to serve as a member of our Board of Directors because of his nearly 50 years of experience as a property developer (over 40 of those years in the Caribbean), his business and financial knowledge acquired during that period and his knowledge of, and business contacts in, the Cayman Islands.

Information Regarding Group II Directors — For Informational Purposes — Not to Be Elected at the 2022 Annual General Meeting
Carson K. Ebanks, age 66, became the Cayman Islands government-nominated director of our Company in May 2001. Mr. Ebanks was the Director of Planning for the Cayman Islands from 1991 to 1997. He served the Cayman Islands Government as a Chief Officer beginning in 1997, and, when he retired in November 2011, he was Chief Officer for the Ministry of Finance, Tourism and Development. Mr. Ebanks is a Justice of the Peace, a Fellow of the Royal Geographic Society and a member of the Most Excellent Order of the British Empire. He holds a Bachelor of Environmental Studies (Hons. Urban and Regional Planning — Peace and Conflict Studies Minor) from the University of Waterloo and a Master of Arts — Planning in Community and Regional Planning from the University of British Columbia. He is a trustee of the National Gallery of the Cayman Islands and is the Secretary General of the Cayman Islands Olympic Committee. Mr. Ebanks is also the President of the Cayman Islands National Karate-Do Association. Mr. Ebanks has served on the Boards of the Trustee of Cayman Islands National Museum, the Cayman Islands Airports Authority, the Cayman Islands Port Authority, Cayman Islands Turtle Farm, Cayman Islands Airways, the Cayman Islands Civil Service Co-operative Credit Union, the Housing Development Corporation, the Water Authority — Cayman and the National Roads Authority.
Mr. Ebanks, who was nominated to serve on our Board of Directors by the Cayman Islands government, was selected to serve as a member of our Board of Directors because of his knowledge of government affairs, his contacts within the Cayman Islands government and his experience in the water industry.
Richard L. Finlay, age 63, has served as a director of our Company since 1995. Mr. Finlay is an attorney and has practiced law in the Cayman Islands since 1992. From 2003, he was managing partner of Conyers Dill & Pearman, Cayman. He retired from practice in 2015 and currently acts as a consultant. Mr. Finlay served as Director of Legal Studies of the Cayman Islands Government from 1989 to 1992. From 1983 to 1989, Mr. Finlay was a partner with a Canadian law firm located in Regina, Canada. Mr. Finlay has served as the Cayman Islands’ representative to the International Company and Commercial Law Review and is a former editor of the Cayman Islands Law Bulletin. Mr. Finlay has been named a Board Leadership Fellow by the National Association of Corporate Directors since 2019.
Mr. Finlay was selected to serve as a member of our Board of Directors because of his knowledge of our Company and experience as a corporate lawyer practicing in the Cayman Islands and abroad.
Clarence B. Flowers, Jr., age 66, has been a director of our Company since 1991. Mr. Flowers is, and has been since 1985, the principal of Orchid Development Company, a real estate developer in the Cayman Islands. Mr. Flowers also serves as a director of C.L. Flowers & Sons, which is the largest manufacturer of wall systems in the Cayman Islands, and Cayman National Bank, a retail bank.
Mr. Flowers was selected to serve as a member of our Board of Directors because of his more than 40 years of experience in the construction industry as a real estate developer in the Cayman Islands.
Frederick W. McTaggart, age 59, has been a director of our Company since 1998, the Company’s President since October 2000 and its Chief Executive Officer since January 1, 2004. Mr. McTaggart served as Chief Financial Officer of the Company from February 2001 to January 1, 2004. From April 1994 to October 2000, Mr. McTaggart was the Managing Director of the Water Authority — Cayman, the government-owned water utility serving certain areas of the Cayman Islands. From March 1987 to April 1994, he held the positions of Deputy Director and Operations Engineer with the Water Authority — Cayman. He received his B.S. degree in Building Construction from the Georgia Institute of Technology in 1985.
Mr. McTaggart was selected to serve as a member of our Board of Directors because of his technical and managerial experience in the water industry and his experience as the principal executive officer of the Water Authority — Cayman.
Information Regarding Group III Directors — For Informational Purposes — Not to Be Elected at the 2022 Annual General Meeting
Wilmer F. Pergande, age 82, has been a director of our Company since 1978 and Chairman since 2009. He has more than 55 years of management, sales, manufacturing and engineering experience in the desalination industry. Mr. Pergande is the principal of WF Pergande Consulting LLC and currently provides consulting engineering services with respect to marine industry, metallurgy, fluid dynamics and aqueous chemical solutions separation technologies. He retired in 2006 as the Global Leader for Desalination and Process Equipment for GE Infrastructure, Water and Process Technologies, which position he held since 2002. Mr. Pergande previously held the position of Vice President of Special Projects of Osmonics Inc. and Chief Executive Officer of the desalination subsidiary of Osmonics Inc., a publicly traded water treatment and purification company, until its acquisition by General Electric Co. Before joining Osmonics, Mr. Pergande was the Chief Executive Officer of Licon International Inc., a publicly traded manufacturer of liquid chemical separation, purification and processing equipment. Previously, Mr. Pergande was the President of Mechanical Equipment Company Inc. (MECO) for 14 years and held engineering, sales and executive managerial positions with AquaChem Inc. a subsidiary of Coca Cola Co at the time, both companies being manufacturers of seawater desalination equipment. He has a bachelor’s degree in Mechanical Engineering from Marquette University and Post Graduate Studies in Metallurgy, Heat Transfer and Business Management from Marquette University and the University of Wisconsin. Mr. Pergande served three terms as a Director of the International Desalination Association, in which he held the positions of Treasurer and Secretary. He is a Member of Five Technical Societies related to the Business and has presented numerous Technical Papers at Society Meetings.
Mr. Pergande was selected to serve as a member of our Board of Directors because of his management and engineering experience in the desalination industry, and for his management, engineering, sales and marketing skills.
Leonard J. Sokolow, age 65, became a director of our Company on June 1, 2006. From November 1999 until January 2008, Mr. Sokolow was Chief Executive Officer and President, and a member of the Board of Directors, of vFinance, Inc., a publicly traded financial services company, which he cofounded. Mr. Sokolow was the Chairman of the Board of Directors and Chief Executive Officer of vFinance Inc. from January 2007 until July 2008, when it merged into National Holdings Corporation, a publicly traded financial services company. From July 2008 until July 2013, Mr. Sokolow was President of National Holdings Corporation, and from July 2008 until July 2014 he was Vice-Chairman of the Board of Directors of National Holdings Corporation. From July 2013 until December 2014, Mr. Sokolow was a consultant and partner at Caribou LLC, a strategic advisory services firm. Since January 1, 2015, Mr. Sokolow has been Chief Executive Officer and President of Newbridge Financial, Inc. and Chairman of its principal subsidiary, Newbridge Securities Corporation. Mr. Sokolow was Founder, Chairman and Chief Executive Officer of the Americas Growth Fund Inc., a closed-end 1940 Act management investment company, from 1994 to 1998. From 1988 until 1993, Mr. Sokolow was an Executive Vice President and the General Counsel of Applica Inc., a publicly traded appliance marketing and distribution company. From 1982 until 1988, Mr. Sokolow practiced corporate, securities and tax law and was one of the founding attorneys and a partner of an international boutique law firm. From 1980 until 1982, he worked as a Certified Public Accountant for Ernst & Young and KPMG Peat Marwick. Since January 2016, Mr. Sokolow has served as a member of the Board of Directors of SQL Technologies Corp. (Nasdaq: SKYX) and Chairman of its Audit Committee and, since September 2016 through February 2022, Chairman of its Corporate Development Committee, since June 2020, he has served as a member of the Board of Directors of Vivos Therapeutics, Inc. (Nasdaq: VVOS), Chairman of its Audit Committee, and a member of its Nominations and Corporate Governance Committee, and since December 2021, Mr. Sokolow has served as a member of the Board of Directors of Agrify Corporation (Nasdaq: AGFY), where he currently serves as a member of the Audit Committee and the Compensation Committee.
Mr. Sokolow was selected to serve as a member of our Board of Directors because of his experience as a director and principal executive officer, his legal, accounting, auditing and consulting background, and his qualifications to serve as our “audit committee financial expert.”
Raymond Whittaker, age 68, has served as a director of our Company since 1988. Mr. Whittaker was the Managing Director of TransOcean Bank & Trust Ltd., a bank and trust company located in the Cayman Islands and a subsidiary of Johnson International Inc., a bank holding company located in Racine, Wisconsin from 1984 to December 2000. He is now the principal of his own company and management firm, FCM Ltd. On August 25, 2014, Mr. Whittaker was recognized as a Governance Fellow by the National Association of

Corporate Directors (“NACD”) upon completion of NACD’s Governance Program and in recognition of an ongoing commitment to exemplary board leadership. Mr. Whittaker continues to participate in various NACD programs.
Mr. Whittaker was selected to serve as a member of our Board of Directors because of his management, financial and banking experience.
Board Leadership Structure and Risk Oversight
Mr. McTaggart currently serves as our principal executive officer, and Mr. Pergande, an independent director, currently serves as the Chairman of the Board of Directors. The Board of Directors has determined that having an independent director serve as Chairman of the Board of Directors is consistent with corporate governance best practices and is in the best interest of shareholders at this time. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting goals, objectives and agendas to establish priorities and procedures for the work of the Board of Directors.
The Board of Directors is engaged in the oversight of risk through regular updates from Mr. McTaggart, in his role as our Chief Executive Officer, and other members of our management team, regarding those risks confronting us, the actions and strategies necessary to mitigate those risks and the status and effectiveness of those actions and strategies. The updates are provided at regularly scheduled Board of Directors and committee meetings as well as through more frequent informal meetings that include the Chairman of the Board of Directors, our Board of Directors, our Chief Executive Officer, our Chief Financial Officer, our Chief Operating Officer, and other members of our management team. The Board of Directors provides insight into the issues, based on the experience of its members, and provides constructive challenges to management’s assumptions and assertions.
Governance of the Company
Pursuant to the Company’s Memorandum of Association, the Articles and Cayman Islands law, the Company’s business, property and affairs are managed under the direction of the Board of Directors. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.
The Board of Directors has determined that the directors nominated for re-election and all of the directors whose terms will continue after the Meeting (with the exception of Mr. McTaggart) are “independent” as such term is defined by the applicable listing standards of The NASDAQ Stock Market LLC (“NASDAQ”). The Board of Directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations, family and other relationships.
The Company schedules meetings of the Board of Directors quarterly, in conjunction with its Annual General Meeting, and as necessary throughout the year. The Company expects that all directors will attend each meeting, absent a valid reason, such as a scheduling conflict. The Board of Directors held six meetings during 2021.
Each director (including specifically both of the Group I directors) attended at least 75% of the aggregate number of meetings of the Board of Directors held during 2021 and of all committees of the Board of Directors on which he or she served during 2021.
The Board of Directors has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers (including the principal executive officer, principal financial officer and principal accounting officer) and employees. Our Code of Business Conduct and Ethics is posted on the “Investors — Governance” section of the Company’s website: http://www.cwco.com.
If, in the future, the Board of Directors amends the Code of Business Conduct and Ethics or grants a waiver to our principal executive officer, principal financial officer or principal accounting officer with respect to the Code of Business Conduct and Ethics, the Company will post the amendment or a description of the waiver on the “Investors — Governance” section of the Company’s website.

Committees of the Board of Directors
The Board of Directors has four committees: (1) the Compensation Committee; (2) the Audit Committee; (3) the Nominations and Corporate Governance Committee and (4) the recently formed Environmental, Social and Governance Committee. The Board of Directors has adopted a written charter for each of these committees, other than the Environmental, Social and Governance. The charters for the Compensation Committee, the Audit Committee and the Nominations and Corporate Governance are posted on the “Investors — Governance” section of the Company’s website: http://www.cwco.com. The Company has drafted a charter for the Environmental, Social and Governance Committee, and such charter is expected to be reviewed and approved at meeting of the Board of Directors later this year. Once adopted, such charter also will be posted on the “Investors — Governance” section of the Company’s website.
Director	Compensation Committee	Audit Committee	Nominations and Corporate Governance Committee	Environmental, Social and Governance Committee
Linda Beidler-D’Aguilar			X	X
Brian E. Butler	X		C	X
Carson K. Ebanks	X		X
Richard L. Finlay	C	X		X
Clarence B. Flowers, Jr.	X
Frederick W. McTaggart				C
Wilmer F. Pergande		X	X
Leonard J. Sokolow		C	X
Raymond Whittaker	X	X

X — Member of Committee
C — Chairman
Compensation Committee
The Compensation Committee consists of Messrs. Butler, Ebanks, Finlay, Flowers and Whittaker. The Compensation Committee held three meetings during 2021.
The Compensation Committee is responsible for developing, reviewing and approving the executive compensation program for the Company and its subsidiaries; assessing executive performance; establishing and approving annual incentive compensation plans; approving certain employment agreements; and reviewing and consulting with the Company’s management regarding the executive compensation disclosure (and previously the Compensation Discussion and Analysis) that is included in the Company’s proxy statement for each annual meeting. The Board of Directors has adopted a written charter for the Compensation Committee. The Board of Directors has determined that all members of the Compensation Committee are “independent directors,” as such term is defined under the applicable rules of NASDAQ.
Audit Committee
The Audit Committee consists of Messrs. Finlay, Pergande, Sokolow and Whittaker. The Audit Committee held four meetings during 2021.
The Audit Committee assists the Board of Directors in monitoring the financial reporting process, the internal control structure and management’s testing of such control structure, the independent registered public accountants and the approval of outside consulting services pertaining to the financial and internal control functions of the Company. Its primary duties are to serve as an independent and objective party to monitor the Company’s financial process and internal control system, to select and determine the remuneration of the Company’s independent accountants, to review and appraise the audit effort of the independent accountants and to provide an open avenue of communications among the independent accountants, financial consultants, financial and senior management and the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, and the Audit Committee reviews and reassesses the adequacy of its charter every three years, unless changes in circumstances or regulatory requirements necessitate assessment on a more frequent basis. During the year, the Board of Directors examined the composition of the Audit Committee in light of NASDAQ’s corporate governance rules and the regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) applicable to audit committees. Based upon this examination, the Board of Directors has determined that all members of the Audit Committee are “independent directors” within the meaning of applicable rules and regulations of NASDAQ and the SEC. The Board of Directors has also determined that Mr. Sokolow qualifies as an “audit committee financial expert” as defined under applicable rules and regulations of NASDAQ and the SEC.
Nominations and Corporate Governance Committee
The Nominations and Corporate Governance Committee consists of Messrs. Butler, Ebanks, Pergande and Sokolow and Ms. Beidler-D’Aguilar. The Nominations and Corporate Governance Committee held three meetings during 2021.
The Nominations and Corporate Governance Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors and the qualifications of the members of the Board of Directors, establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board of Directors. The Board of Directors has determined that all members of the Nominations and Corporate Governance Committee are “independent directors,” as such term is defined under applicable rules of NASDAQ. The criteria for the Nominations and Corporate Governance Committee to recommend nominees for membership on the Board of Directors is contained in the “Consolidated Water Co. Ltd. Corporate Governance Guidelines,” whereby candidates should possess certain minimum qualifications for Board membership, including strong personal values and discipline, high ethical standards, a commitment to full participation on the Board of Directors and its committees and relevant career experience, and whereby diversity of thought, experience, gender and ethnicity shall be considered a priority in any such recommendations.
To recommend a prospective nominee for the Nominations and Corporate Governance Committee’s consideration, a shareholder may submit the candidate’s name and qualifications in writing to the Secretary of the Company, Consolidated Water Co. Ltd., Regatta Office Park, Windward Three, 4th Floor, West Bay Road, P.O. Box 1114, Grand Cayman, KY1-1102, Cayman Islands.
Environmental, Social and Governance Committee
The Environmental, Social and Governance Committee consists of Messrs. Butler, Finlay and McTaggart and Ms. Beidler-D’Aguilar. The Environmental, Social and Governance Committee was formed in 2022, and therefore held no meetings during 2021.
The Environmental, Social and Governance Committee provides oversight of our policies relating to Environmental, Social and Governance (“ESG”) topics and operational controls of environmental, health and safety, and social risks, and is committed to supporting the Company’s efforts to operate as a sound corporate citizen. We believe that an integrated approach to business strategy, corporate governance and corporate citizenship creates long-term value. The following summary highlights certain of our policies and initiatives in these areas.
We are committed to operating with integrity, contributing to the local communities surrounding our global offices, promoting diversity and inclusion, developing our employees and being thoughtful stewards of natural resources. We are also focused on the security of our data and safeguarding our supplier’s and clients’ privacy.

Environmental, Social and Governance (ESG) Highlights
Healthy and Safe Work Environment;
•
Commitment to comply with all applicable health and safety laws, regulations and other requirements to which we subscribe.

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Integration of health and safety considerations into business decisions to ensure health and safety of our employees and the community.

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Anti-harassment policy that prohibits hostility or aversion towards individuals in protected categories, and prohibits sexual harassment in any form, and details how to report and respond to harassment issues and strictly prohibits retaliation against any employee for reporting harassment.

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Since January 1, 2020, we have not been a party to any suits, investigations, inquiries or other proceedings relating to occupational safety and health, nor have any such proceedings been overtly threatened.

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During 2020 and 2021, we had no work-related fatalities or occupational diseases and one and four workplace injuries, respectively.

Diversity and Inclusion
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Committed to fostering and promoting an inclusive and globally diverse work environment.

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Formal policy that forbids discrimination based on protected classifications.

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One director identifying as female and three directors identifying as “two or more races or ethnicities” under The Nasdaq Stock Market’s diversity rules, representing 50% of the non-executive members of the Board.

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Equal employment opportunity hiring practices, policies and management of employees.

Prevention of Human Trafficking and Forced and Child Labor
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Formal policy that forbids use of forced, debt bonded, indentured labor, involuntary prison labor, slavery or human trafficking in our business or supply chain.

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Prohibition on employment of anyone under the age of 16 in any position, and workers under the age of 18 for hazardous work, overtime, or night shift work.

Wage and Hour Standards
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Working hours not to exceed the greater of 60 hours per week or the maximum set by local law.

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Prohibition on working longer than six consecutive days without at least one day off.

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Commitment to comply with applicable wage laws, including those related to minimum wages, overtime hours, and legally mandated benefits.

Freedom of Association and Collective Bargaining
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Employees have the right to freely associate or not associate with third party organizations such as labor organizations.

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Employees also have the right to bargain or not bargain collectively in accordance with local laws.

Privacy and Data Security	• Maintaining privacy policies, management oversight, and accountability structures to protect privacy and personal data.
Business Conduct and Ethics Codes	• A strong corporate culture that promotes the highest standards of ethics and compliance for our business; the majority of our directors have an extensive background and experience in risk management. • Code of Business Conduct and Ethics sets forth principles to guide employee and director conduct.
Business Continuity
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As a provider of water, which is essential to life, we have business continuity policies to ensure the safety of our personnel, facilities and critical business functions in case of natural disasters and other emergencies.

Environment
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Formal policy to identify principle environmental aspects of our operations, and seek to mitigate waste, emissions, energy and water use and other impacts wherever feasible.

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Commitment to environmental protection and conservation of natural resources through innovative processes and continuous improvement methodologies.

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Commitment to continue to invest in energy conservation, work to reduce our environmental footprint, and adhere to environmental laws, regulations, policies and goals.

Governance	• Strong focus on corporate governance since inception, striving for best practices in corporate governance.
Stakeholder Involvement	• Commitment to receive feedback from such stakeholders to help improve ESG-related policies, the implementation thereof and our performance thereunder.
Anti-Bribery and Corruption Policies
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Policies prohibiting improper or unauthorized expenditures (including commercial and public bribery) and other improper payment schemes.

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Mechanism for confidential reporting of any suspected violations.

As reflected above, we have adopted a number of practices and policies that highlight our commitment to social and environmental responsibility and that seek to promote sustainability and health and well-being in the operation of our business. These practices are designed to position us as a supplier of choice to our customers, an employer of choice to our existing and prospective employees, and a neighbor of choice in our communities. We are committed to the ethical and environmentally responsible operation of our business and have undertaken a number of initiatives to reduce our environmental impact and to ensure a healthy and safe workplace.
As the highlights above demonstrate, we have and enforce a number of ESG-related policies in our workplace, and we expect our suppliers and business partners to adhere to these requirements and to promote these values. While we have always been committed to operating our business in a manner that is environmentally responsible and protective of the health and safety of our employees, in 2021 we adopted the following policies to formalize our commitment:
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Human Rights Policy — We maintain a Human Rights Policy that seeks to promote the operation of our business in an ethical and socially responsible way and that reflects our commitment to the corporate social responsibility principles reflected in the United Nations (“UN”) Global Compact, the Universal Declaration of Human Rights, the UN Guiding Principles on Business and Human Rights, core International Labour Organization Conventions, the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises, and the laws of the countries in which we operate.

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Environmental, Health and Safety Policy — We maintain an Environmental, Health and Safety Policy to guide the conduct of our business in a safe and environmentally sustainable and responsible manner that promotes the health of our employees, customers, community and the environment and that meets global environmental, health and safety requirements.

Copies of these policies and related information can be found on the “Investors — Governance” section of the Company’s website.

Board of Directors Diversity Matrix
Board Diversity Matrix (As of March 24, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	3	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Shareholder Communication with Directors
Shareholders of the Company who want to communicate with the Board of Directors or any individual director may write to:
Consolidated Water Co. Ltd.
Regatta Office Park, Windward Three, 4th Floor, West Bay Road
P.O. Box 1114
Grand Cayman, KY1-1102
Cayman Islands
Attn: Secretary of the Company
The letter should include a statement indicating that the sender is a shareholder of the Company. The Secretary will review all shareholder letters with the Board of Directors and depending on the subject matter will:
•
Regularly forward any letter that deals with the function of the Board of Directors or any committees of the Board of Directors (or any matter otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

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Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about the Company and stock-related matters;

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Based upon the advice of appropriate legal counsel, not forward the letter if it relates to an improper or irrelevant topic; or

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At each meeting of the Board of Directors, present a summary of all letters received since the last meeting that were not forwarded to the Board of Directors and make those letters available to the Board of Directors upon request.

Audit Committee Report
The Audit Committee submits the following report for 2021:
The Committee has reviewed and discussed with both management and the independent registered public accountants (the “independent auditors”) the audited consolidated financial statements of the Company as of and for the year ended December 31, 2021. The Committee’s review included discussion with the independent auditors of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.
The Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors matters relating to their independence.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.
Submitted by the Members of the 2021 Audit Committee
Richard L. Finlay
Wilmer F. Pergande
Leonard J. Sokolow
Raymond Whittaker

INTRODUCTION TO PROPOSALS 2 – 5:
Special Resolutions
In connection with the Company’s corporate housekeeping, review of the Company’s governing documents and desire to maintain good corporate governance practices, the Board, together with its committees and the Company’s management, undertook a review of the Company’s Memorandum of Association (the “Memorandum”) and the Articles and the Company’s corporate governance practices. As a result of this review, the Board approved several amendments to the Memorandum and the Articles, subject to shareholder approval, and has determined to submit Special Resolutions to the shareholders in connection therewith. A summary of the Special Resolutions follows.
Summary of Special Resolutions
Proposal 2
The Board approved amendments, subject to shareholder approval by Special Resolution, to amend the Memorandum by:
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Updating references to applicable law, specifically replacing references to “The Companies Law (1998 Revision)” with references to “The Companies Act (Revised);” and

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adding the postal code for the Company’s registered office.

Proposal 3
The Board approved amendments, subject to shareholder approval by Special Resolution, to amend the Articles by:
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adding the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred;

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updating the definition of “in writing” and “written” to account for advances in technology;

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updating references to applicable laws, which have replaced the previously referenced laws;

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changing the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology;

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clarifying the circumstances around which the Company has a lien on the shares of a shareholder;

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changing the manner in which shareholders’ votes will be cast and recorded; and

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eliminating the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms.

Proposal 4
In connection with the proposed amendments to the Articles to eliminate the classified board structure and three-year terms of office for directors, and replace such structure and terms with a non-classified board structure and one-year terms, the Board determined, subject to shareholder approval by Special Resolution, that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company.
Proposal 5
The Board approved, subject to shareholder approval by Special Resolution, an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association of the Company incorporating any and all amendments approved by Special Resolution in Proposals 2 and 3.
Marked versions of the Amended and Restated Memorandum of Association and Amended and Restated Articles of Association, including the full text of every amendment proposed to be made to the existing

Memorandum and existing Articles, are attached hereto as Appendix A and Appendix B, respectively. Words and phrases that are marked through with a single line represent deletions, and words and phrases that appear in bold text and are underlined represent additions.
The general overview in this Introduction to Proposals 2 – 5 is followed by a more detailed discussion of each amendment separately in the sections of this Proxy Statement that discuss such Proposals. Although the following discussion highlights the material changes, it does not highlight every change. Therefore, shareholders are urged to read carefully the following discussion as well as the marked versions of the Amended and Restated Memorandum of Association and Amended and Restated Articles of Association attached hereto as Appendix A and Appendix B, respectively, before voting on the Proposals.
Vote Required
The Articles require the affirmative vote of shareholders holding at least 75% of the Shares cast at the Annual General Meeting to approve each Special Resolution submitted under Proposals 2 – 5.
As more fully discussed below, the Board of Directors believes that each of the Special Resolutions is advisable and in the best interests of the Company and its shareholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSED SPECIAL RESOLUTIONS IN PROPOSALS 2 – 5.

PROPOSAL 2
Amendments to Memorandum
Preliminary Statement
This Proposal 2 relates to a Special Resolution adopting amendments to the Memorandum that would (a) replace references therein from “The Companies Law (1998 Revision)” to “The Companies Act (Revised);” and (b) add the postal code for the Company’s registered office. The full text of the Special Resolution adopting the amendments discussed below is set forth on Exhibit A. You should carefully review (1) the discussion of the proposed amendments which follows; (2) the full text of the Special Resolution set forth on Exhibit A; (3) the marked version of the Amended and Restated Memorandum of Association, including the full text of the amendments proposed to be made to the existing Memorandum, set forth on Appendix A; and (4) the information on page 15 through page 16 of this Proxy Statement before making a decision whether to vote in favor of this Proposal 2.
General
As presently constituted, the Memorandum (a) refers to “The Companies Law (1998 Revision)” and (b) does not include the postal code of the Company’s registered office. The Companies Law (1998 Revision) was replaced by The Companies Act (Revised) in December 2020. As the Board had determined to make amendments to the Articles, it decided that it also would be appropriate to revise the Memorandum at this time.
The Board of Directors has approved, and unanimously recommends that the shareholders approve by Special Resolution, an amendment of the Memorandum to (a) replace references therein from “The Companies Law (1998 Revision)” to “The Companies Act (Revised);” and (b) add the postal code for the Company’s registered office.
If no action is taken to amend the Memorandum as proposed, the Memorandum would continue to reference The Companies Law (1998 Revision) and the postal code of the Company’s registered office would remain missing. The practical effect thereof would be minimal, as The Companies Act (Revised) replaced The Companies Law in December 2020 and the Company’s address would remain unchanged.
If the proposal to amend the Memorandum is approved by the shareholders, the Memorandum would be more accurate and complete, as it would be updated to reference The Companies Act (Revised) and the postal code of the Company’s registered office would be added.
Special Resolution
A Special Resolution of the shareholders is required to amend the Memorandum to (a) replace references therein from “The Companies Law (1998 Revision)” to “The Companies Act (Revised);” and (b) add the postal code for the Company’s registered office. The Articles require the Special Resolution to be approved by the affirmative vote of shareholders holding at least 75% of the Shares cast at the Annual General Meeting. The text of the resolution is set forth on Exhibit A.
If the resolution is approved by the shareholders, the amendment will be effective immediately upon the filing of the Amended and Restated Memorandum of Association, subject to the approval of Proposal 5, with the Registrar of Companies in the Cayman Islands and payment of the requisite fee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED SPECIAL RESOLUTION ADOPTING THE AMENDMENT TO THE MEMORANDUM.

PROPOSAL 3
Amendments to Articles
Preliminary Statement
This Proposal 3 relates to a Special Resolution adopting amendments to the Articles that would (a) add the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred; (b) update the definition of “in writing” and “written” to account for advances in technology; (c) update references to applicable laws; (d) change the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology; (e) clarify the circumstances around which the Company has a lien on the shares of a shareholder; (f) change the manner in which shareholders’ votes will be cast and recorded; and (g) eliminate the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms. Each amendment is discussed separately below. Shareholders will vote on the amendments discussed in this section as one proposal.
The full text of the Special Resolution adopting the amendments discussed below is set forth on Exhibit B. You should carefully review (1) the discussion of the proposed amendments which follows; (2) the full text of the Special Resolution set forth on Exhibit B; (3) the marked version of the Amended and Restated Articles of Association, including the full text of every amendment proposed to be made to the existing Articles, set forth on Appendix B; and (4) the information on page 15 through page 16 of this Proxy Statement before making a decision whether to vote in favor of this Proposal 2.
General
Definition of Designated Stock Exchange
The Articles, in their present form, do not contain a definition of “Designated Stock Exchange.” The definition is being added in connection with the amendments to the Articles relating to the manner in which shares may be transferred. As discussed in greater detail below, such amendments will allow shareholders to transfer shares by an instrument of transfer in the usual or common form or in a form prescribed by the “Designated Stock Exchange.” For this purpose, “Designated Stock Exchange” will mean “The Nasdaq Stock Market or such other stock exchange as may be determined from time to time by the Directors.”
If no action is taken to amend the Articles as proposed, the Articles will continue without a definition for “Designated Stock Exchange.” If the proposal to amend the Articles is approved by the shareholders, the Articles will include the new definition.
Definition of “In Writing” and “Written”
The current Articles define “written” and “in writing” to mean “all methods of representing, reproducing or communicating words or numerals in permanent visible form, including printing, lithography, photography, telecopying and telexing.” The amendment changes the definition to mean “facsimile, printing, lithography, photography, electronic mail and other modes of representing words in permanent visible form.” As the world has become increasingly more digital, accelerated by the remote-work environment adopted in the face of the COVID-19 pandemic, the definition needed to be made more contemporary. The practical effect of amending the definition would be minimal, as the current definition is broad enough that it includes digital expressions.
If no action is taken to amend the Articles as proposed, the Articles will continue with the current definition for “written” and “in writing.” If the proposal to amend the Articles is approved by the shareholders, the Articles will include the new definition.
Updating References to Applicable Laws
As presently constituted, the Articles refer to (a) “The Companies Law (1998 Revision)” and (b) “Mental Health Law.” in Article 23.06 (c) and the substitution of the words “Mental Health Act.” As noted in connection with Proposal 2, The Companies Law (1998 Revision) was replaced by The Companies Act

(Revised) in December 2020. Similarly, The Mental Health Law was replaced by the Mental Health Act in December 2020. As the Board had determined to make other amendments to the Articles, it decided that it also would be appropriate to change the references to these laws at this time. As with the amendment to the definition of “written” and “in writing,” the practical effect of amending the references to these laws would be minimal, as the current references are deemed to refer to the succeeding laws.
If no action is taken to amend the Articles as proposed, the Articles would continue to reference the previous versions of the laws. If the proposal to amend the Articles is approved by the shareholders, the Articles would be more accurate and complete, as it would be updated to reference the current laws.
Change Manner and Form of Share Transfers
The Articles currently require share transfers to be signed by or on behalf of the transferor and, in the case of partly paid shares, by the transferee. The proposed amendment would all for shares to be transferred by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and may be under hand or, if the transferor or transferee is a clearing house or a central depository house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. This amendment is being proposed to allow for greater latitude in the manner and form of share transfers in light of the increasingly digital nature of the world.
If no action is taken to amend the Articles as proposed, the Articles would continue to require share transfers to be signed by or on behalf of the transferor and, in some cases, by the transferee. If the proposal to amend the Articles is approved by the shareholders, the Articles would allow for shares to be transferred by a wider variety of manners and forms.
Circumstances of Company Lien on Shares
The Articles currently provided that the Company will have a “first and paramount lien and charge on all shares, whether or not fully paid-up, for all the debts and obligations of the holder (or, in the case of joint holders, of any one or more of the joint holders) but the Directors may at any time waive the lien generally or as regards any particular debt or obligation or category of debts or obligations.” The proposes amendment would replace “for all the debts and obligations of the holder” with “standing registered in the name of a single holder for all moneys presently payable by him or his estate to the Company.” The purpose for this amendment is that the current language does not limit the debts and obligations for which shares may be subject to a lien to debts and obligations that are owed to the Company, but rather any debts and obligations. Further, the revised language extends the lien to shares held by the estate of the holder for debts and obligations of the holder or the estate.
If no action is taken to amend the Articles as proposed, the Articles would continue to include “for all the debts and obligations of the holder.” If the proposal to amend the Articles is approved by the shareholders, the Articles would be amended to substitute the words “standing registered in the name of a single holder for all moneys presently payable by him or his estate to the Company.”
Eliminate Classified Board Structure and Three-Year Terms of Office for Directors
The Company’s Articles currently provide for a “classified” board structure, which means that our Board of Directors is divided into three classes of directors based on the expiration of their terms. Under this classified board structure, directors are elected to terms that expire on the date of the Annual General Meeting three years following the Annual General Meeting at which they were elected, and the terms are “staggered” so that the terms of approximately one-third of the directors expire each year. Upon the recommendation of our Nominations and Corporate Governance Committee, our Board of Directors has approved, and recommends to the shareholders for approval, an amendment to the Articles to repeal the Company’s classified board structure and to require that all directors be elected annually. As discussed below, the transition to the annual election of directors will apply to all directors beginning with the Company’s 2023 Annual General Meeting of shareholders.
This proposal is a result of our Board’s ongoing review of our corporate governance practices. In its review, our Board considered the advantages of maintaining the classified board structure in light of the Company’s current circumstances, including that a classified board structure promotes board continuity and stability and encourages a long-term perspective by management and the Board. Classified boards also provide protection against certain abusive takeover tactics and more time to solicit higher bids in a hostile takeover situation because it is more difficult to change a majority of directors on the Board in a single year. While our Board continues to believe that these are important considerations, our Board also considered the advantages of declassification in light of the Company’s current circumstances, including the ability of the Company’s shareholders to evaluate directors annually. Annually elected boards of directors are perceived by many institutional shareholders as increasing the accountability of directors to such shareholders. After carefully weighing all of these considerations, our Board approved the proposed amendment to the Articles to repeal the Company’s classified board structure.
If this proposal is not approved, the proposed amendment to the Articles will not take effect. The Board would retain its current classified structure, and each director elected at this Annual General Meeting will be elected for a three-year term expiring in 2025. All other directors will continue in office for the remainder of their existing three-year terms.
If this proposal is approved:
•
each director elected at the 2022 Annual General Meeting would be elected for a one-year term or until his or her successor is elected;

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the terms of directors previously elected for three-year terms ending as of the date of the 2024 Annual General Meeting would expire as of the date of the 2023 Annual General Meeting; and

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directors standing for election at the 2023 Annual General Meeting, and each Annual General Meeting thereafter, will be elected for a one-year term ending at the next Annual General Meeting or until his or her successor is elected.

Special Resolution
A Special Resolution of the shareholders is required to adopt amendments to the Articles that would (a) add the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred; (b) update the definition of “in writing” and “written” to account for advances in technology; (c) update references to applicable laws; (d) change the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology; (e) clarify the circumstances around which the Company has a lien on the shares of a shareholder; (f) change the manner in which shareholders’ votes will be cast and recorded; and (g) eliminate the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms. The Articles require the Special Resolution to be approved by the affirmative vote of shareholders holding at least 75% of the Shares cast at the Annual General Meeting. The text of the resolution is set forth on Exhibit B.
If the resolution is approved by the shareholders, the amendment will be effective immediately upon the filing of the Amended and Restated Articles of Association, subject to the approval of Proposal 5, with the Registrar of Companies in the Cayman Islands and payment of the requisite fee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED SPECIAL RESOLUTION ADOPTING THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF ASSOCIATION.

PROPOSAL 4
Re-Designation of Directors
Preliminary Statement
This Proposal 4 relates to a Special Resolution providing that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company. The full text of the Special Resolution discussed below is set forth on Exhibit C. You should carefully review (1) the discussion of the proposed Special Resolution which follows; (2) the full text of the Special Resolution set forth on Exhibit A; and (3) the information on page 15 through page 16 of this Proxy Statement before making a decision whether to vote in favor of this Proposal 2.
General
As noted above, prior to the amendments to the Articles proposed under Proposal 3, our Board is divided into three classes of directors based on the expiration of their terms, with directors being classified as Group I, Group II or Group III directors. The Special Resolution will re-designate all directors generally as directors of the Company. This Special Resolution is being submitted for consideration by the shareholders in connection with the amendments to the Articles to eliminate the classified board structure and three-year terms of office for directors being considered under Proposal 3.
If the Special Resolution is not approved, directors will continue to be designated as Group I, Group II or Group III directors. If the Special Resolution is approved, then all directors will be re-designated generally as directors.
Special Resolution
A Special Resolution of the shareholders is required to re-designate directors elected as Group I, Group II or Group III directors as directors. The Articles require the Special Resolution to be approved by the affirmative vote of shareholders holding at least 75% of the Shares cast at the Annual General Meeting. The text of the resolution is set forth on Exhibit C.
If the resolution is approved by the shareholders, the re-designation will be effective immediately.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED SPECIAL RESOLUTION PROVIDING THAT DIRECTORS ELECTED AS GROUP I, GROUP II OR GROUP III DIRECTORS OF THE COMPANY SHALL BE RE-DESIGNATED AS DIRECTORS OF THE COMPANY.

PROPOSAL 5
Amended and Restated Memorandum of Association
and
Amended and Restated Articles of Association
Preliminary Statement
This Proposal 5 relates to a Special Resolution adopting an Amended and Restated Memorandum of Association, to reflect the amendments approved, if any, under Proposal 2, and an Amended and Restated Articles of Association to reflect the amendments approved, if any, under Proposal 3 and all previously approved amendments thereto. The Special Resolution is discussed below.
The full text of the Special Resolution adopting the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association discussed below is set forth on Exhibit D. You should carefully review (1) the discussion of the proposed Special Resolution that follows; (2) the full text of the Special Resolution set forth on Exhibit D; (3) the marked version of the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association, including the full text of every amendment proposed to be made to the existing Memorandum and the existing Articles, set forth on Appendix A and Appendix B, respectively; and (4) the information on page 15 through page 16 of this Proxy Statement before making a decision whether to vote in favor of this Proposal 5.
General
Proposals 2 and 3 of this Proxy Statement relate to Special Resolutions approving amendments to the Memorandum and the Articles. Upon approval of any of such Special Resolutions and the filing of a notice with the Registrar of Companies in the Cayman Islands, the amendments to the Memorandum and to the Articles would become effective. The Board of Directors has determined that it is in the best interests of the Company and the shareholders to incorporate (a) any and all of the amendments to the Memorandum that are approved under Proposal 2 into one document and (b) any and all of the amendments to the Articles that are approved under Proposals 3 and all previously approved amendments thereto, into one document. Accordingly, the Board of Directors has approved, and unanimously recommends that the shareholders approve by Special Resolution, an Amended and Restated Memorandum of Association incorporating any and all of the amendments approved by the Special Resolution under Proposal 2 and an Amended and Restated Articles of Association incorporating any and all of the amendments approved by the Special Resolutions under Proposal 3 and all previously approved amendments thereto.
Special Resolution
A Special Resolution of the shareholders is required to approve the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association described above. The Articles require the Special Resolution to be approved by the affirmative vote of shareholders holding at least 75% of the Shares voted at the Annual General Meeting. The text of the Special Resolution is as set forth on Exhibit D.
If the resolution is approved by the shareholders, the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association will be effective immediately upon the filing with the Registrar of Companies in the Cayman Islands and payment of the requisite fee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED SPECIAL RESOLUTION APPROVING THE AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION AND THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION.

PROPOSAL 6
Advisory Vote on Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011 (the “Dodd-Frank Act”) requires companies that are subject to the SEC’s proxy rules and regulations to hold a shareholder vote to approve, on an advisory (non-binding) basis, the compensation of their Named Executive Officers as disclosed in their proxy statements in accordance with the SEC’s rules.
As described in detail under the heading “Executive Compensation,” our executive compensation programs are designed to attract, motivate and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, and long-term strategic and corporate goals. Please read the “Executive Compensation” section included in this Proxy Statement for additional details about our executive compensation programs, including information relating to the fiscal year 2021 compensation of our Named Executive Officers.
The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. The Compensation Committee believes the Company’s executive compensation programs have been effective at incentivizing the achievement of financial performance and returns to shareholders.
We are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual General Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2021 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders, and to the extent that there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. In addition to the advisory vote on executive compensation, we are committed to ongoing engagement with our shareholders on executive compensation and corporate governance issues.
At the 2021 Annual General Meeting of Shareholders, approximately 93% of the votes cast on the advisory vote on the executive compensation proposal were cast in favor of our Named Executive Officers’ compensation as disclosed in the proxy statement for last year’s meeting. Our Board of Directors and the Compensation Committee reviewed these final vote results and determined that, given the level of support, the Company should maintain the components of our compensation program. We have determined that our shareholders should vote on a say-on-pay proposal each year, consistent with the preference expressed by our shareholders at the 2017 Annual General Meeting of Shareholders.
The approval of holders of at least a majority of the Shares cast is required to approve this proposal. Abstentions and “broker non-votes” are not treated as votes cast and, therefore, will not affect the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL 7
Ratification of the Selection of Independent Accountants
The Audit Committee has selected Marcum LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and to render other professional services as required, at the remuneration to be determined by the Audit Committee of the Board of Directors. Representatives of Marcum LLP are expected to be available at the Annual General Meeting, and will have the opportunity to make a statement and be available to respond to questions.
We are asking our shareholders to ratify the selection of Marcum LLP as our independent registered public accounting firm. Although ratification is not required by the Articles or otherwise, the Board is submitting the selection of Marcum LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders do not ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
The affirmative vote of the holders of a majority of the Shares voted at the Annual General Meeting is necessary to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Principal Accounting Fees and Services
The following table shows the fees that the Company and its affiliates paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended December 31, 2021 and 2020.
	2021	2020
Audit	$369,750	$343,750
Audit-related	—	—
Tax	27,002	15,500
All other	—	—
Total	$396,752	$359,250
Audit: This category includes the fees for the examination of the Company’s consolidated financial statements and internal controls, review of the Company’s Annual Report on Form 10-K and quarterly reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q.
Audit-related: This category consists of fees for services that are closely related to the financial reporting and financial audit processes.
Tax: This category relates to professional services for tax compliance, tax advice and tax planning.
The Audit Committee has adopted a policy that requires advance approval of all audit services and permitted non-audit services to be provided by the independent auditor as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee approved all of the services described above in accordance with its pre-approval policies and procedures. The Audit Committee gives due consideration to the potential effect of non-audit services on maintaining the auditors’ independence.
The approval of holders of at least a majority of the Shares cast is required for this proposal. Abstentions and “broker non-votes” are not treated as votes cast and, therefore, will not affect the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022, AT THE REMUNERATION TO BE DETERMINED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED SHAREHOLDERS MATTERS
The table below sets forth the beneficial ownership of our Ordinary Shares and Redeemable Preference Shares, of which 15,267,104 and 28,635, respectively, were outstanding as of March 24, 2022, by:
•
each person or entity that we know beneficially owns more than 5% of our Ordinary Shares or Redeemable Preference Shares;

•
each of our directors;

•
our Chief Executive Officer during the year ended December 31, 2021, and the two other most highly compensated executive officers who were serving as executive officers on December 31, 2021; and

•
all of our executive officers and directors as a group.

Title of Class	Identity of Person or Group	Amount Owned**	Percentage of Class**
Ordinary Shares	Amundi(1)	1,621,214	10.62%
Ordinary Shares	Wilmer F. Pergande, Director, Chairman of the Board of Directors(2)	36,201	*
Ordinary Shares	Frederick W. McTaggart, Director, President and Chief Executive Officer(3)	216,651	1.42%
Ordinary Shares	David W. Sasnett, Executive Vice President and Chief Financial Officer	45,060	*
Ordinary Shares	Ramjeet Jerrybandan, Executive Vice President and Chief Operating Officer	35,401	*
Ordinary Shares	Linda Beidler-D’Aguilar, Director(4)	9,597	*
Ordinary Shares	Brian E. Butler, Director	32,900	*
Ordinary Shares	Carson K. Ebanks, Director	24,019	*
Ordinary Shares	Richard L. Finlay, Director	64,277	*
Ordinary Shares	Clarence B. Flowers, Jr., Director(5)	303,906	1.99%
Ordinary Shares	Leonard J. Sokolow, Director(6)	27,904	*
Ordinary Shares	Raymond Whittaker, Director	12,815	*
Ordinary Shares	Directors and Executive Officers as a Group(7)	852,065	5.58%
Redeemable Preference Shares	Kenneth Crowley, Production Manager	1,876	6.55%

*
Indicates less than 1%.

**
Unless otherwise indicated, to our knowledge, the persons named in the table above have sole voting and investment power with respect to the shares listed.

(1)
On January 11, 2022, Amundi filed Amendment No. 3 to Schedule 13G (“Schedule 13G”), on behalf of itself and Amundi Asset Management, with the Securities and Exchange Commission. The Schedule 13G states that each of Amundi and Amundi Asset Management have shared voting and dispositive power over 1,621,214 Ordinary Shares, and no sole voting or dispositive power. Amundi, a holding company, is the sole owner of Amundi Asset Management, an investment company. The address of Amundi is 91-93 boulevard Pasteur, 75015 Paris, France, and the address for Amundi Asset Management is 90 boulevard Pasteur, 75015 Paris, France.

(2)
Of the 36,201 Ordinary Shares beneficially owned by Mr. Pergande, 34,701 have shared investment power, 1,000 are held in an individual retirement account (“IRA”) of Mr. Pergande and 500 are held in an IRA of Mr. Pergande’s spouse.

(3)
Of the 216,651 Ordinary Shares owned by Mr. McTaggart, 215,351 have shared investment power.

(4)
Of the 9,597 Ordinary Shares beneficially owned by Ms. Beidler-D’Aguilar, 2,000 are evidenced by

Bahamian Depository Receipts (“BDRs”), which are listed and traded on the Bahamian International Stock Exchange, and have shared investment power. Ordinary Shares that underlie these BDRs are held in a custodial account in The Bahamas.
(5)
Of the 303,906 Ordinary Shares beneficially owned by Mr. Flowers, 300,476 are held by an estate of which Mr. Flowers is a beneficiary.

(6)
Of the 27,904 Ordinary Shares beneficially owned by Mr. Sokolow, all of them are held by a trust of which Mr. Sokolow and his wife are co-trustees.

(7)
Of the 852,065 Ordinary Shares owned by the Directors and executive officers as a group, 282,881 have shared investment power, 2,000 are evidenced by BDRs, which are listed and traded on the Bahamian International Stock Exchange, and 300,476 are held by an estate of which a director is a beneficiary.

Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2021, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance under:
•
all compensation plans previously approved by our security holders; and

•
all compensation plans not previously approved by our security holders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	118,022(1)	$0.00	968,717
Equity compensation plans not approved by security holders	—	—	*
Total	118,022	$0.00	968,717

*
This equity compensation plan does not have any limits on the number of shares reserved for issuance under the plans.

(1)
Includes shares related to our long-term incentive compensation plan, specifically: (i) 23,411 shares that were vested as of December 31, 2021 and issued on January 3, 2022; (ii) 6,432 share grants that vest on December 31, 2022; (iii) 17,599 share grants that vest in 1∕2 increments on December 31, 2022 and 2023; (iv) 18,419 shares that were vested as of December 31, 2021 and issued on March 30, 2022 based upon the Company’s cumulative financial performance for the three-year period ended December 31, 2021 relative to the cumulative financial performance target measures for the three-year period ended December 31, 2021 set by the Board of Directors in 2019; and (v) 41,671 shares that may be issued based upon the three-year cumulative financial performance target measures set by the Board of Directors in 2020 and 2021 for the three-year periods ending December 31, 2022 and 2023, respectively. Of the 41,671 shares, the actual number of shares earned may be adjusted upward or downward based upon the executive’s continued employment and the financial performance of the Company relative to the long-term financial performance measures. In addition, 10,490 common stock options issued to certain long-serving non-executive employees are outstanding with a weighted average exercise price of $12.98 and a weighted average remaining contractual life of 2.30 years.

EXECUTIVE OFFICERS
This section provides information concerning the Company’s executive officers:
Name	Position with Consolidated Water Co. Ltd.
Frederick W. McTaggart(1)	Director, President and Chief Executive Officer
David W. Sasnett	Executive Vice President and Chief Financial Officer
Ramjeet Jerrybandan	Executive Vice President and Chief Operating Officer and Company secretary
Brent A. Brodie	Executive Vice President of Business Development
Armando V. Averhoff	Vice President of Information Technology
Todd C. Redding	Vice President of Purchasing and Logistics
Douglas R. Vizzini	Vice President of Finance

(1)
For biographical information regarding Mr. McTaggart, see “Information Regarding Group II Directors.”

David W. Sasnett, age 65, became our Executive Vice President and Chief Financial Officer in June 2006, and also served on our Board of Directors from December 2004 through May 2015. From March 2014 through April 2015, Mr. Sasnett served as a member of the Board of Directors of Ominto Inc. (formerly DubLi, Inc.). In 2005 and 2006, Mr. Sasnett was the Chief Financial Officer of VoIP Inc., a publicly traded provider of communication services utilizing voice over Internet protocol technology. During 2004, he was the Vice President of Finance and Controller for MasTec Inc., a specialty contractor and infrastructure provider traded on the New York Stock Exchange. Mr. Sasnett was the Chief Financial Officer of Catalina Lighting Inc., a publicly traded manufacturer and distributor of residential lighting and other consumer products, from 1996 to 2002. Mr. Sasnett’s experience also encompasses more than 12 years with the auditing and consulting firm of Deloitte & Touche LLP. Mr. Sasnett is a Certified Public Accountant in the state of Florida. Mr. Sasnett received his Bachelor of Science in Accounting from the University of Florida.
Ramjeet Jerrybandan, age 54, joined our Company in 1998 as the Operations Engineer in Grand Cayman. He was promoted to Operations Manager (Cayman) in 2005, became our Vice President of Overseas Operations in May 2006, was promoted to Executive Vice President in December 2016 and became our Chief Operating Officer in March 2020. Mr. Jerrybandan was appointed our Company Secretary in 2013. He obtained his Bachelor of Science degree in Industrial Engineering and his Master of Science degree in Engineering Management at the University of the West Indies. Mr. Jerrybandan holds an Advanced Diploma in Business Administration from the Association of Business Executives of London. He also has extensive training in the Information Technology field, including industrial automation systems.
Brent A. Brodie, age 59, was appointed Director of Sales and Marketing in September 2010, was promoted to Vice President of Sales and Marketing in 2012 and to Executive Vice President of Business Development in March 2022. Mr. Brodie’s experience includes 12 years in a variety of positions with GE Water and Process Technologies, the last of which was Capital Equipment Sales Manager for the Caribbean region. Mr. Brodie was responsible for the management of multiple market channels, including direct sales, indirect distribution, sales representatives, joint ventures and original equipment manufacturers. Mr. Brodie received his Bachelor of Science in Chemical Engineering from the University of Minnesota and his Master of Business Administration (Marketing Emphasis) from the University of Michigan.
Armando V. Averhoff, age 57, joined our Company in November 2010 as the Director of Information Technology and was promoted to Vice President of Information Technology in August 2014. Mr. Averhoff has more than 25 years of experience with various aspects of information technology including infrastructure design, networking, servers, application development, ERP systems and computer operations. Prior to joining the Company, Mr. Averhoff was Information Technology Director at Arrow Cargo Airlines and Computer Operations Manager at LNR Property Corporation in Miami, Florida.
Todd C. Redding, age 58, joined our Company in 2008 as a Senior Purchasing Officer and was promoted to Vice President of Purchasing and Logistics in January 2020. Mr. Redding has more than 25 years of experience in purchasing and supply chain management. This experience includes internal controls, system implementations, domestic as well as foreign purchasing, shipping, warehousing and logistics. Mr. Redding previously was the Vice President of North American Operations for Catalina Lighting, a manufacturer and distributor of residential lighting. Prior to joining Catalina Lighting Mr. Redding was the Manager of Internal Audit at Carnival Cruise Lines, and he started his career with the accounting firm of Grant Thornton. Mr. Redding holds a Bachelor of Science in Accounting from the University of Florida.
Douglas R. Vizzini, age 54, joined our Company in 2007 as the Corporate Controller, was appointed Assistant Company Secretary in 2011 and was promoted to Vice President of Finance in 2012. Mr. Vizzini has more than 25 years of experience, including more than eight years with the accounting firm of Deloitte & Touche LLP and more than 15 years as the Corporate Controller for various public companies. Mr. Vizzini obtained a Bachelor of Accounting and Master of Science in Taxation from Florida International University and is a Certified Public Accountant in the state of Florida.
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EXECUTIVE COMPENSATION
For the fiscal year ended December 31, 2021, the principal components of compensation for our Named Executive Officers were:
•
Base salary;

•
Incentive-based compensation;

•
Retirement and other benefits; and

•
Perquisites and other personal benefits.

Summary Compensation Table
The following table summarizes the compensation of (1) our Chief Executive Officer and (2) our two other most highly compensated executive officers based upon total compensation (collectively, our “Named Executive Officers”) for the fiscal years ended December 31, 2021 and 2020.
Name and Title	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Frederick W. McTaggart Chief Executive Officer	2021	496,100	145,000	248,050	18,000	907,150
	2020	496,100	144,762	248,050	17,400	906,312
David W. Sasnett Executive VP & Chief Financial Officer	2021	373,075	80,000	111,923	18,000	582,998
	2020	365,750	80,000	109,725	17,400	572,875
Ramjeet Jerrybandan Executive VP & Chief Operating Officer	2021	364,140	100,000	109,242	18,000	591,382
	2020	357,000	100,000	107,100	17,400	581,500

(1)
Non-Equity Incentive Plan Compensation amounts have been determined pursuant to the terms outlined in our Named Executive Officers’ respective employment agreements and our short-term incentive compensation plan.

(2)
Amounts for 2021 and 2020 represent the value (based upon the share price of our stock on the grant date) of the shares that may be earned by and granted to the executive in future years under stock grant rights provided under our long-term incentive compensation plan. With respect to these stock grant rights, 50% of the underlying shares vest in equal 1∕3 increments on January 1 of each year in the three-year period following the year in which the stock grant right is awarded if the executive is employed by the Company as of the vesting date. The remaining 50% of the underlying shares associated with these stock grant rights will be earned by and granted to the executive if our Company achieves the three-year cumulative financial performance target measures established by the Board for the three-year periods ending December 31, 2023 (for the stock grants awarded in 2021) and 2022 (for the stock grants awarded in 2020) and the executive is in our employ as of the measurement date. The actual number of shares earned and granted under these performance measures may be greater or lesser than these amounts (or even zero) based upon the financial performance of the Company relative to the long-term financial performance target measures.

(3)
Represents car allowances.

Employment Agreements
Frederick W. McTaggart — President and Chief Executive Officer
On January 1, 2004, we entered into a three-year employment agreement with Frederick W. McTaggart, our President and Chief Executive Officer. This agreement is subject to extension each year upon mutual agreement such that the term will be for three years from January 1 of the next following year, which is currently through December 31, 2024. Under the terms of the employment agreement, Mr. McTaggart is entitled to an annual base salary and annual and long-term incentive compensation if certain performance goals are met. If the Company at its discretion elects not to renew Mr. McTaggart’s agreement, such agreement terminates on December 31 of that year, and Mr. McTaggart is entitled to receive a severance payment equal to twice his then annual base salary. The Company’s Compensation Committee establishes Company performance goals and Mr. McTaggart’s individual performance goals. If we terminate Mr. McTaggart without cause, he is entitled to receive the aggregate annual salaries due over the remaining term of his employment agreement.
Mr. McTaggart is also entitled to an automobile expense allowance, which amounted to $18,000 and $17,400 in 2021 and 2020, respectively. This allowance increases on January 1 of each year by $50 per month.
David W. Sasnett — Executive Vice President and Chief Financial Officer
Effective January 1, 2008, we entered into an employment agreement with Mr. Sasnett, our Executive Vice President and Chief Financial Officer, which is subject to annual renewal and has since been extended through December 31, 2022. Under the terms of the employment agreement, Mr. Sasnett is entitled to an annual base salary and annual and long-term incentive compensation if certain performance goals are met. Our Compensation Committee establishes Company performance goals and our Chief Executive Officer establishes Mr. Sasnett’s individual performance goals. If our Chief Executive Officer or the Company decides not to extend the term of the employment agreement, the term of the employment agreement will expire on December 31 of the year in which such decision is made, and we will be obligated to pay Mr. Sasnett, in cash, a severance payment equal to his base salary on the expiration date.
Mr. Sasnett is also entitled to an automobile expense allowance, which amounted to $18,000 and $17,400 in 2021 and 2020, respectively. This allowance increases on January 1 of each year by $50 per month.
Ramjeet Jerrybandan — Executive Vice President and Chief Operating Officer
Effective January 1, 2008, we entered into an employment agreement with Mr. Jerrybandan, which was amended and restated effective December 1, 2016. Under the terms of this employment agreement (prior to and after the amendment), Mr. Jerrybandan is entitled to an annual base salary and annual and long-term incentive compensation if certain performance goals are met. Our Compensation Committee establishes Company performance goals and our Chief Executive Officer establishes Mr. Jerrybandan’s individual performance goals.
Mr. Jerrybandan is also entitled to an automobile expense allowance, which amounted to $18,000 and $17,400 in 2021 and 2020, respectively. This allowance increases on January 1 of each year by $50 per month.
Long-Term Incentive Compensation Awards
All of our executive officers are eligible to earn annual incentive compensation in the form of grants of common stock that vest in the future. Under this long-term incentive compensation plan, all executive officers participate in the plan but with different measures and levels of opportunity. The plan includes a combination of performance based and time vesting grants of common stock.
The actual number of shares that may be earned by our Named Executive Officers under our long-term incentive compensation program varies based upon the financial performance of the Company relative to the long-term financial performance target amounts established by the Board for a three-year period.
Option Exercises and Stock Vested
The following table provides information for each of the Named Executive Officers on stock option exercises and shares vested during the year ended December 31, 2021, including the number of shares acquired and the value realized upon exercise and the number of shares acquired and the value realized upon vesting, before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Named Executive Officer	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting ($)
Frederick W. McTaggart	—	—	18,062	192,180
David W. Sasnett	—	—	8,174	86,971
Ramjeet Jerrybandan	—	—	7,879	83,833
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding awards under our long-term incentive compensation plan as of December 31, 2021, for each Named Executive Officer.
Named Executive Officer	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market value of unearned shares, units or other rights that have not vested ($)
Frederick W. McTaggart	2,535(1)	26,972(1)
	7,609(2)	80,960(2)
	6,862(3)	73,012(3)
	10,293(4)	109,518(4)
David W. Sasnett	1,122(1)	11,938(1)
	3,366(2)	35,814(2)
	3,096(3)	32,941(3)
	4,645(4)	49,423(4)
Ramjeet Jerrybandan	1,094(1)	11,640(1)
	3,286(2)	34,963(2)
	3,022(3)	32,154(3)
	4,533(4)	48,231(4)

(1)
Amounts represent the number and value of shares that vest on December 31, 2022, assuming continued employment.

(2)
Amounts represent the number and value of shares that may be earned by the executive assuming achievement of the three-year cumulative financial performance target measures established by the Board for the three-year period ending December 31, 2022. The actual number and value of shares earned may be adjusted upward or downward based upon the executive’s continued employment and the financial performance of the Company relative to the long-term financial performance measures.

(3)
Amounts represent the number and value of shares that vest in equal 1∕2 increments on December 31, 2022 and 2023, assuming continued employment.

(4)
Amounts represent the number and value of shares that may be earned by the executive assuming achievement of the three-year cumulative financial performance target measures established by the Board for the three-year period ending December 31, 2023. The actual number and value of shares earned may be adjusted upward or downward based upon the executive’s continued employment and the financial performance of the Company relative to the long-term financial performance measures.

Pension Benefits
We do not have any defined benefit plans and only offer defined contribution plans.
Non-Qualified Deferred Compensation
We do not have any non-qualified deferred contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change in Control
The section below describes the payments that may be made to the Named Executive Officers upon termination or Change in Control, as defined below, pursuant to individual agreements.
Termination
Our Named Executive Officers’ employment agreements may be terminated upon:
•
the death of the Named Executive Officer.

•
the Named Executive Officer being adjudicated bankrupt.

•
the Named Executive Officer giving six months’ notice of termination.

•
the Named Executive Officer being unable to discharge his duties due to physical or mental illness for a period of more than 60 days.

Additionally, our Chief Financial Officer’s employment agreement may be terminated due to (i) his conviction of a felony; (ii) his commission of an act or omission that could result in material harm to us; (iii) or conduct justifying dismissal under Cayman Islands law. Our other Named Executive Officers’ employment agreements may be terminated due to conduct by such Named Executive Officer justifying dismissal under Cayman Islands law.
Upon termination due to the Named Executive Officer’s inability to discharge his duties due to physical or mental illness for a period of more than 60 days, the Named Executive Officer will be terminated.
Assuming our Named Executive Officers’ employment agreements were terminated on December 31, 2021, due to the Named Executive Officer’s inability to discharge his duties due to physical or mental illness for a period of more than 60 days, the compensation due to our Named Executive Officers would be as set forth in the following table.
Named Executive Officer	Salary ($)	Medical Insurance ($)	Total Compensation ($)
Frederick W. McTaggart(1)	2,000	65,841	67,841
David W. Sasnett(2)	1,000	26,675	27,675
Ramjeet Jerrybandan(3)	2,000	55,056	57,056

(1)
In the case of our Chief Executive Officer, we will pay him $1,000 per year and provide medical insurance for him and his family for a period of two years.

(2)
In the case of our Chief Financial Officer, we will pay him $1,000 per year and provide medical insurance for him and his family for a period of one year.

(3)
In the case of our Chief Operating Officer, we will pay him $1,000 per year and provide medical insurance for him and his family for a period of two years.

Severance
Upon termination of employment, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer are entitled to receive severance payments under their employment agreements. Our Chief Executive Officer’s, Chief Financial Officer’s and Chief Operating Officer’s employment agreements provide for a lump sum severance payment equal to 24 months, 12 months and six months, respectively, of their then current respective base salaries if their employment agreements are not renewed. The Committee negotiated these severance packages to provide them with an amount equal to their base salary for the length of their non-competition arrangements with us. The following table sets forth the total amount of severance payments that would be made to Messrs. McTaggart, Sasnett and Jerrybandan if their employment agreements were terminated without cause as of December 31, 2021:

Name	Severance ($)
Frederick W. McTaggart	1,488,300
David W. Sasnett	746,150
Ramjeet Jerrybandan	182,070
Change in Control
Upon a “Change in Control,” as defined below, our Chief Financial Officer may elect to terminate his employment and receive a lump sum payment based upon his then current base salary. In determining whether to approve and setting the terms of such Change in Control arrangements, the Committee recognizes the importance to us and our shareholders of avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. A properly arranged Change in Control provision protects shareholder interests by enhancing employee focus during rumored or actual Change in Control activity through:
•
Incentives to remain with us despite uncertainties while a transaction is under consideration or pending; and

•
Assurance of compensation for terminated employees after a Change in Control.

Our Chief Financial Officer’s employment agreement provides that, at his election, he may terminate his employment upon a Change in Control and receive a payment of 36 months of his then current base salary. After reviewing the practices of companies represented in the compensation data we obtained, we believe that our Chief Financial Officer’s Change in Control arrangement is generally in line with such arrangements offered to chief financial officers of comparable companies.
For the purposes of this discussion, a “Change in Control” occurs when: (i) any person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, publicly announces that such person or group has become the beneficial owner of more than 30% of the combined voting power (“Controlling Voting Power”) of our then outstanding securities that may be cast for the election of directors and (ii) the persons who were our directors before such event shall cease to constitute a majority of our Board of Directors, or any successor, as the direct or indirect result of any person or group acquiring Controlling Voting Power.
The following table sets forth the total amount of change in control payments that would be made to Mr. Sasnett if his employment agreement was terminated upon a “Change in Control” as of December 31, 2021:
Name	Change in Control ($)
David W. Sasnett	$1,119,225
Director Compensation
The following table sets forth a summary of the compensation earned by our non-employee directors and/ or paid to certain of our non-employee directors in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Linda Beidler-D’Aguilar *	35,200	33,600	68,800
Brian E. Butler *	40,000	39,600	79,600
Carson K. Ebanks *	38,500	39,000	77,500
Richard Finlay *(2)	62,950	43,500	106,450
Clarence B. Flowers, Jr. *	36,300	35,400	71,700
Wilmer F. Pergande *(3)	127,100	43,300	170,400
Leonard J. Sokolow *	62,600	42,000	104,600
Raymond Whittaker *	48,700	42,600	91,300

*
The Board of Directors has determined that each of such persons is an “independent director” under the corporate governance rules of NASDAQ.

(1)
Represents fair value on the date of grant.

(2)
Of the $62,950 fees earned or paid in cash, $20,000 consists of director fees paid by Consolidated Water (Bahamas) Limited for service on the board of directors of this Company subsidiary.

(3)
Of the $127,100 fees earned or paid in cash, $27,500 consists of director fees paid by Consolidated Water (Bahamas) Limited for service on the board of directors of this Company subsidiary.

Director Compensation Policy
Our Chairman of the Board of Directors receives an annual cash retainer of $103,000 and each director who is not an executive officer is entitled to an annual cash retainer of $33,000. In addition, under the non-executive directors share plan, the Chairman of the Board of Directors and each director who is not an executive officer receives an annual equity retainer in Ordinary Shares worth $32,500 and $33,150, respectively. A Director who is also an executive officer of our Company (i.e. Mr. McTaggart) is not entitled to an annual retainer of cash or equity.
Each director who is a member of the Compensation Committee and the Chairman of the committee is entitled to an annual cash retainer of $3,300 and $5,550, respectively. In addition, under the non-executive directors share plan, each committee member and the Chairman of the committee receive an annual equity retainer in Ordinary Shares worth $5,835 and $7,485, respectively.
Each director who is a member of the Audit Committee and the Chairman of the committee is entitled to an annual cash retainer of $4,400 and $7,400, respectively. In addition, under the non-executive directors share plan, each committee member and the Chairman of the committee receive an annual equity retainer in Ordinary Shares worth $7,780 and $9,980, respectively.
Each director who is a member of the Nominations and Corporate Governance Committee and the Chairman of the committee is entitled to an annual cash retainer of $2,200 and $3,700, respectively. In addition, under the non-executive directors share plan, each committee member and the Chairman of the committee receive an annual equity retainer in Ordinary Shares worth $3,890 and $4,990, respectively.
The compensation, which is expected to include an annual cash retainer and annual equity retainer, for the Chairman and other members of the Environmental, Social and Governance Committee has not been established. Such compensation is expected to be determined at a meeting of the Board of Directors later this year.
The number of Ordinary Shares granted to the directors is calculated by dividing the equity retainers by the prevailing market price on October 1 of the preceding year.
Delinquent Section 16(a) Reports
We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act. To our knowledge, based solely on review of these filings and written representations from the certain reporting persons, we believe that during the fiscal year ended December 31, 2021, our officers, directors and significant shareholders have timely filed the appropriate form under Section 16(a) of the Exchange Act, other than on late Form 4 filed by Todd Redding
Transactions with Related Persons
The Company has a written policy regarding the review, approval or ratification of related person transactions. A related person transaction for the purposes of the policy is a transaction between the Company and one of the Company’s directors or nominees for director, executive officers, 5% shareholders, or a member of one of these persons’ immediate family, in which such person has a direct or indirect material interest and involves more than $120,000. Under this policy, related person transactions are prohibited unless the Audit Committee has determined in advance that the transaction is in the best interests of the Company.
[The remainder of this page is intentionally left blank.]

OTHER MATTERS
Deadline for Shareholder Proposals
Shareholder proposals intended to be presented under Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy statement and accompanying proxy for the 2023 Annual General Meeting of Shareholders, including nomination of an individual for election as a director at the 2023 Annual General Meeting of Shareholders, must be received at the Company’s principal executive offices in the Cayman Islands by December 12, 2022 and must meet all the requirements of Rule 14a-8. To recommend a prospective nominee for the Nominations and Corporate Governance Committee’s consideration, see “Committees of the Board of Directors.”
Proposals and other notices should be sent to:
Consolidated Water Co. Ltd.
Regatta Office Park, Windward Three, 4th Floor, West Bay Road
P.O. Box 1114
Grand Cayman, KY1-1102
Cayman Islands
Attn: Secretary of the Company
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement and annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of any of the documents to you if you notify the Company’s Secretary at the Company’s executive offices of your desire to receive additional copies. If you wish to receive separate copies of the annual report, proxy statement and Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you may contact your bank, broker or other nominee record holder, or you may contact the Company’s Secretary at the Company’s executive offices.
Financial Statements and Exhibits to Form 10-K
The Company’s financial statements are contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that was filed with the SEC on March 29, 2022, a copy of which is included with this proxy statement. Such report and the financial statements contained therein are not to be considered a part of this soliciting material.
The Company’s 2021 Annual Report, which is included with this proxy statement, does not include copies of the exhibits to that filing. The Company will furnish any such exhibits by request sent to the Company’s Secretary.
Other Matters
Management knows of no matters that are to be presented for action at the meeting other than the matters set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their judgment on such matters.
The Company will make available a list of shareholders of the Company before the close of business on May 3, 2022, for inspection during normal business hours from 8:30 a.m. through 4:30 p.m., at the Company’s corporate headquarters located at Regatta Office Park, Windward Three, 4th Floor, West Bay Road, Grand Cayman, KY1-1102, Cayman Islands. Shareholders wanting to inspect the shareholder list should call our Corporate Secretary at (345) 945-4277 to schedule an appointment. In addition, the list of shareholders also will be available during the meeting through the meeting website for shareholders who choose to attend.

EXHIBIT A
RESOLVED as a Special Resolution that the Company’s Memorandum of Association be amended as follows:
(a)
by the addition of the letters and numbers “KY1-1102” after the words “Grand Cayman” in the third line of clause 2; and

(b)
by the deletion of the words “Section 26(2) of the Companies Law (1998 Revision)” in clause 4 and the substitution of the words “Section 28(2) of the Companies Act (Revised)” therefor.

EXHIBIT B
RESOLVED as a Special Resolution that the Company’s Articles of Association be amended as follows:
(a)
by the addition of a Table of Contents;

(b)
by the addition of the following definition in the appropriate alphabetical order in Article 2.01:

“Designated Stock Exchange means
The Nasdaq Stock Market or such other stock exchange as may be determined from time to time by the Directors;”

(c)
by the deletion of the definition of “written” and “in writing” in Article 2.01 in its entirety and the substitution of the following words therefor:

“written” and “in writing”
include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in permanent visible form; and”

(d)
by the deletion of the words “Companies Law (1998 Revision)” where it appears in the definition of “Statute” and the substitution of the words “Companies Act (Revised)” therefor.

(e)
by the deletion of Article 8.01 in its entirety and the substitution of the following words therefor:

“8.1
Subject to these Articles, any member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and may be under hand or, if the transferor or transferee is a clearing house or a central depository house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.”

(f)
by the deletion of Article 8.02 in its entirety and the substitution of the following words therefor:

“8.2
The instrument of transfer shall be executed by or on behalf of the transferor and the transferee provided that the Directors may dispense with the execution of the instrument of transfer by the transferee in any case which it thinks fit in its discretion to do so. Without prejudice to Article 8.01, the Directors may accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof”.

(g)
by the deletion of the words “for all the debts and obligations of the holder” where they appear in the first and second lines of Article 12.01 and the substitution of the following words therefor:

“standing registered in the name of a single holder for all moneys presently payable by him or his estate to the Company”
(h)
by the deletion of the words “Subject to Article 19.06, at any general meeting a declaration by the chairman that a resolution has been carried unanimously, or by a particular majority, or lost,” in Article 18.05 and the substitution of the following words therefor:

“At any general meeting votes in respect of any resolution shall be cast by ballot which shall be in such form as the Directors may approve. The ballots shall be counted by the Secretary who shall provide a report of the number of votes recorded in favour or against such resolution to the chairman who shall make a declaration as to the results of the of the vote on the resolution in accordance with the report of the Secretary”.
(i)
by the deletion of the words “without proof” where they appear in the penultimate line of Article 18.05.

(j)
by the re-numbering of Article 23.01(a) as Article 23.01 and the addition of the following words as the second sentence of Article 23.01:

“Subject to Articles 23.05 and 23.06, the terms of office for all Directors in office on 24th May, 2022 shall expire at the Annual General Meeting in 2023. Commencing with the Annual General Meeting in 2023, the Directors shall be elected at each Annual General Meeting for a term of office which shall expire at the next succeeding Annual General Meeting after their election at which Annual General Meeting they shall be eligible for re-election.”
(k)
by the deletion of paragraphs (b), (c), (d) and (e) of Article 23.01

(l)
by the deletion of the words “and subject to his designation as a Group I, Group II or Group III Director” where they appear in Article 23.04.

(m)
by the deletion of the words “resolution” in Article 23.05 and the substitution of the words “special resolution” therefor.

(n)
by the deletion of the words “Mental Health Law” in Article 23.06(c) and the substitution of the words “Mental Health Act” therefor.

EXHIBIT C
RESOLVED as a Special Resolution that Directors elected as Group I, Group II or Group III Directors of the Company shall be re-designated as Directors of the Company.

EXHIBIT D
RESOLVED as a Special Resolution that the Amended and Restated Memorandum and Articles of Association in the form attached hereto in the Schedule be adopted as the Memorandum and Articles of Association of the Company.

APPENDIX A
THE COMPANIES ACT
COMPANY LIMITED BY SHARES
MEMORANDUM OF ASSOCIATION
OF
CONSOLIDATED WATER CO. LTD.
(Adopted by Special Resolution on May   , 2022)
1.
The name of the Company is Consolidated Water Co. Ltd.

2.
The Registered Office of the Company shall be at the offices of Consolidated Water Co. Ltd., 4th Floor, Windward Three, Regatta Office Park, West Bay Road. P. O. Box 1114, Grand Cayman KY1-1102, Cayman Islands, British West Indies.

3.
Subject to the following provisions of this Memorandum, the objects for which the Company is established are unrestricted.

4.
Subject to the following provisions of this Memorandum, the Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit, as provided by ~~Section 26(2) of The Companies Law (1998 Revision)~~ Section 28(2) of the Companies Act (Revised).

5.
Without limiting the generality of paragraphs 3 and 4, the objects and powers of the Company shall include but not be limited to the following:

(i)
To supply water for domestic and all other purposes in the Cayman Islands and to construct the necessary works for such supply.

(ii)
To purchase take on lease hire or otherwise acquire waterworks or the right to supply and work water undertakings.

(iii)
To fit out maintain and work with any form of mechanical steam or electric or other power the necessary works for the supply of water including the construction and fitting out of pumping stations reservoirs desalinators reverse osmosis equipment pipe lines and all other works necessary or reasonably required for the supply of water for the purposes aforesaid.

(iv)
To acquire manufacture repair maintain all machines machinery pipes utensils — apparatus and materials required for the supply aforesaid.

(v)
To make from time to time such applications to the Cayman Islands Government or other authority as may be thought necessary or desirable for powers to construct maintain and work the business of the Company or to acquire or lease land buildings easements water rights water and other works and any extensions thereof and to execute any works in connection therewith.

(vi)
To purchase take upon lease or otherwise acquire or build upon or improve any lands or buildings or any estates or interest therein and any licences rights easements or privileges which may be considered necessary or expedient for the purposes of the business of the Company and to do any such things notwithstanding that in any case the whole of the land may not be required for such purposes.

(vii)
To manufacture buy sell let upon hire with or without an option of purchase, all pipes taps valves engines tools machines and other chattels and things used or which may at any time hereafter be used in the establishment maintenance equipping or working of the aforesaid.

(viii)
To sell grant let exchange or otherwise dispose of absolutely or conditionally or for any limited estate or interest all or any part or section of the undertaking worked by the Company or any of them or any or any part of the property or properties rights or powers thereof or any licences rights or privileges in over or in relation to any such property or any part thereof.

(ix)
To purchase or otherwise acquire any lands and buildings, and to utilise the same for the treatment re-use and disposal of sewage, and to construct erect and lay down any buildings engines pumps sewers tanks drains culverts channels sewage or other works or things that may be necessary or convenient for any of the objects of the Company.
(x)
To manufacture purchase sell deal in or otherwise dispose of chemical vegetable and other manures and other substances materials and things that may be conveniently dealt with in connection with sewage works.

(xi)
To engage in or carry on any other lawful trade, business or enterprise which may at any time appear to the Directors or the Company capable of being conveniently carried on in conjunction with any of the aforementioned businesses or activities or which may appear to the Directors or the Company likely to be profitable to the Company.

And it is hereby declared that the intention is that each of the objects specified in each clause of this paragraph shall, except where otherwise expressed in such clause, be an independent main object and be in no way limited or restricted by reference to or inference from the terms of any other clause or the name of the Company.
6.
Nothing in this Memorandum shall permit the Company to carry on a business for which a licence is required under the laws of the Cayman Islands unless duly licensed.

7.
The liability of each member is limited to the amount from time to time unpaid on such member’s shares.

8.
The authorized share capital of the Company is CI$12.5 million divided into 24,800,000 Ordinary Shares of par value CI$0.50 each and 200,000 redeemable preference shares of par value CI$0.50 each.

9.	(a)	The Ordinary Shares and the Redeemable Preference Shares shall rank pari passu for all purposes except as follows:
(i)
Any Redeemable Shares in issue and outstanding shall subject to the terms of issue, be redeemable at any time at the option of the Company by written notice to the address of the holder shown in the Register of Members;

(ii)
The price per Redeemable Preference Share payable upon redemption shall, subject to the terms of issue, be a sum equal to the par value and premium paid or credited as paid up on the Redeemable Preference Share at the time of issue thereof, plus such additional premium, if any, as the Directors may deem fair and reasonable, provided that the redemption payment shall not exceed the amount payable on a winding up;

(iii)
Redemption of a Redeemable Preference Share shall take place with effect from such date as may be specified by the Directors;

On or before the date of redemption the certificate representing the Redeemable Preference Shares being redeemed shall be submitted for cancellation but submission of such certificate shall not be a condition of redemption unless the Directors so decide;
(v)
Where a certificate representing both Redeemable Preference Shares to be redeemed and Redeemable Preference Shares not to be redeemed is submitted to the Company, it shall issue a new certificate for the balance of the Redeemable Preference Shares not being redeemed;

(vi)
In a winding up, the surplus assets if any available for distribution to Members shall be applied first in paying to the holders of the Redeemable Preference Shares a sum equal to the par value and premium paid up or credited as paid up thereon at the time of issue. secondly in paying to the holders of the Ordinary Shares a sum equal to the par value and premium paid up or credited as paid up thereon at the time of issue and thirdly to the holders of the Ordinary Shares and Redeemable Preference Shares according to the number of shares held;

(vii)
The Ordinary Shares and the Redeemable Preference Shares shall rank equally for voting and dividend purposes.

(b)
The Directors may allot issue grant options over or otherwise dispose of shares of the Company to such persons at such times and on such terms as they think proper.

2

APPENDIX B
AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
CONSOLIDATED WATER CO. LTD.
(Adopted by Special Resolution on [           ] 2022)

	Definitions	13	Class Meetings
4	Preliminary	13	Appointment of Directors
4	Classification of Shares	14	Remuneration of Directors
4	Issue of Shares	14	Transactions with Directors
5	Register of Members and Record Dates	15	Alternate Directors and Proxies
6	Share Certificates	15	Proceedings of Directors
6	Transfer of Shares	16	Minutes and Registers
7	Transmission of Shares	17	Powers of Directors
7	Redemption of Shares	17	Secretary
8	Purchase of Shares by the Company	18	Committees, Officers, Attorneys and Managers
8	Lien on Shares	18	Seal
9	Alteration of Shares	18	Dividends and Reserves
9	Alteration of Registered Office, Name and Objects	20	Share Premium Account
9	General Meeting	20	Capitalisation Issues
9	Requisition of General Meetings	20	Books of Account
10	Notice of General Meetings	21	Audit
10	Proceedings at General Meetings	21	Winding-Up
11	Votes of Members	22	Indemnity
12	Proxies	22	Notices
13	Circular Resolution of Members	22	Alteration of Articles

2

COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
CONSOLIDATED WATER CO. LTD.
(Adopted by Special Resolution on May   , 2022)
TABLE A
1.01
The regulations in Table A in the First Schedule to the Statue do not apply to this Company.

2.
INTERPRETATION

2.01
In these Articles where the context permits:

“Articles” means these Articles of Association as altered from time to time;
“Auditors” means the auditors for the time being of the Company;
“circular resolution” means a resolution passed in accordance with these Articles without a meeting;
“circulate” and “circulated” include transmission by electronic means of the document to be circulated or of the electronic location where the document to be circulated can be viewed and printed;
“class meeting” means a separate meeting of the holders of a class of shares;
“clear days” in relation to notice of a meeting means days falling after the day on which notice is given or deemed to be given and before the day of the meeting;
“Company” means the above-named company;
“Designated Stock Exchange” means The Nasdaq Stock Market or such other stock exchange as may be determined from time to time by the Directors;
“Directors” means the directors, or the sole director, for the time being of the Company;
“electronic” has the meaning set out in the Electronic Transactions Law but for the purposes of these Articles does not include any means which does not generate an electronic record;
“electronic record” has the meaning set out in the Electronic Transactions Law;
“holder” in relation to a share of the Company means the member or members for the time being registered in the Register as the holder of the share;
“month” means calendar month;
“ordinary resolution” means a resolution passed at a general meeting (or, if so specified, a class meeting) of the Company by a simple majority of the votes cast, or a circular resolution;
“paid-up” means paid-up or credited as paid-up;
“Register” means the register of members of the Company;
“Registered Office” means the registered office for the time being of the Company;
“Seal” means the common seal or any official or duplicate seal of the Company,
“Secretary” means the secretary or assistant secretary for the time being of the Company,
“share” includes a fraction of a share;
“special resolution” means a resolution passed as such at a general meeting (or, if so specified, a class meeting) of the Company by a majority of three-quarters of the votes cast, as provided in the Statute, or a circular resolution;

3

“Statute” means the ~~Companies Law (1998 Revision)~~ Companies Act (Revised) of the Cayman Islands and every modification or re-enactment thereof for the time being in force;
~~“written” and “in writing” import all methods of representing, reproducing or communicating words or numerals in permanent visible form, including printing, lithography, photography, telecopying and telexing~~ “written” and “in writing” include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in permanent visible form; and;
“year” means calendar year.
2.02
In these Articles where the context permits:

(a)
Words importing the singular number-include the plural and vice versa;

(b)
Words importing the masculine gender include the feminine gender and vice versa;

(c)
Words importing persons include companies or associations or bodies of persons, corporate or unincorporate;

(d)
The word “may” is permissive; the word “shall” is imperative;

(e)
A reference to a statutory provision shall be deemed to include any amendment or re-enactment thereof.

2.03
Subject as aforesaid, words defined or used in the Statute have the same meaning in these Articles.

2.04
The headings in these Articles are for ease of reference only and shall not affect the construction or interpretation of these Articles.

3.
PRELIMINARY

3.01
The Company may commence business immediately upon registration pursuant to the Statute.

3.02
The Company may ratify any contract or other transaction entered into in its name or on its behalf prior to registration.

3.03
The preliminary expenses of incorporating the Company shall be paid by the Company, including any expenses concerned with the issue of shares by the Company or with any contract or transaction ratified pursuant to the foregoing Sub-Article. The preliminary expenses may be charged to income or capital or amortised over any period as the Directors think fit

4.
CLASSIFICATION OF SHARES

4.01
Subject to the Memorandum of Association and subject to any directions of the Company in general meeting, the unissued shares of the Company may from time to time be divided or sub-divided into such classes, or re-classified, and be issued with such preferred, deferred or other special rights, privileges, restrictions or obligations, whether in regard to dividend, voting, transfer, forced sale, conversion, winding-up entitlement or otherwise as the Directors think fit. This Sub-Article is without prejudice to other provisions of these Articles restricting the variation of rights attached to shares already in issue.

4.02
The rights attached to any class of shares may (unless otherwise provided by the terms of issue of the shares of that class), whether or not the Company is being wound up, be varied or abrogated with the sanction of a special resolution passed at a class meeting of the holders of the shares of that class. The rights conferred upon the holders of the shares of any class shall, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed not to be varied by the creation or issue of further shares ranking equally with them.

5.
ISSUE OF SHARES

5.01
Subject to any directions of the Company in general meeting and subject to any special rights of shares already issued, all shares in the Company for the time being unissued shall be under the control of the

4

Directors who may issue and dispose of the same (including the issue or grant of options, warrants and other rights, renounceable or otherwise, in respect of shares) at such times, to such persons, on such terms and in such manner as they think fit, provided that no share shall be issued at a discount except in accordance with the Statute and all shares issued shall be fully paid.
5.02
Save as expressly provided by its terms of issue, no share shall confer on the holder any pre-emptive or other right in respect of any further shares that may be issued.

5.03
Fractions of a share may be issued if the Directors think fit. The holder of a whole share (or a fraction of a share) may divide it into fractions for the purpose of a transfer, redemption or other disposition, provided that, without the prior approval of the Directors, the holder may only create a fraction which can be expressed as a whole number of hundredths of a whole share. Subject to the terms of issue of the fraction, or of the whole share from which it was derived, a fraction of a share shall carry the corresponding fraction of all the attributes of a whole share.

5.04
Subject to the Statute, shares need not have distinguishing numbers.

5.05
The Directors may pay or authorise payment of a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) for any shares in the Company, or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any shares in the Company, but a commission exceeding ten percent of the price at which the shares are issued, or to be issued, shall not be paid without the sanction of an ordinary resolution.

6.
REGISTER OF MEMBERS AND RECORD DATES

6.01
The Register shall be kept in accordance with the Statute.

6.02
The Company may keep one or more duplicates of the Register in such place or places as the Directors think fit but in the event of a discrepancy the main Register shall prevail.

6.03
The Company shall not be bound to register more than four persons as the joint holders of any share.

6.04
Except as otherwise expressly provided by these Articles or as required by law or as ordered by a court of competent jurisdiction, no person shall be entitled to recognition by the Company as holding any share upon any trust and the Company shall not be bound by, or be compelled in any way to recognise, (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any other right in respect of any share except an absolute right to the entirety of the share in the holder. If, notwithstanding this Article, notice of any trust is at the holder’s request entered in the Register or on a share certificate in respect of a share, then, except as aforesaid:

(a)
such notice shall be deemed to be solely for the holder’s convenience;

(b)
the Company shall not be required in any way to recognise any beneficiary, or the beneficiary, of the trust as having an interest in the share or shares concerned;

(c)
the Company shall not be concerned with the trust in any way, as to the identity or powers of the trustees, the validity, purposes or terms of the trust, the question of whether anything done in relation to the shares may amount to a breach of trust or otherwise; and

(d)
the holder shall keep the Company fully indemnified against any liability or expense which may be incurred or suffered as a direct or indirect consequence of the Company entering notice of the trust in the Register or on a share certificate and continuing to recognise the holder as having an absolute right to the entirety of the share or shares concerned.

6.05	(i)	To determine Members entitled to notice of or to vote at any meeting or any adjournment of it, or to receive payment of any dividend, or in order to determine Members for any other purpose, the Directors may close the Register for a stated period not exceeding in any case fourteen (14) consecutive days. If the Register is closed to determine the members entitled to notice of or to vote at a meeting, then it must be closed for at least ten (10) days immediately before that meeting, and the first day of the closure will be the record date.

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(ii)
Instead of closing the Register, the Directors may fix a date as the record date for any determination of members, the date in any case to be not more than ninety (90) days before the date on which the particular action, requiring the determination of members, is to be taken.

(iii)
If the Directors do not close the Registrar or fix any record date for determining the members entitled to receive notice of or to vote at any meeting or to receive a dividend, the date on which notice of the meeting is mailed or, in the case only of an interim dividend or distribution declared or effected by the Directors, the date on which the resolution declaring the dividend or effecting the distribution is passed will be record date for determining the members. When a determination of persons entitled to vote at any meeting has been made under this Article, that determination will apply to any adjournment of it.

7.
SHARE CERTIFICATES

7.01
Share certificates shall be in such form as the Directors determine provided that a share certificate shall specify the name of the holder and the number and class of shares to which it relates and the amount paid up thereon. Share certificates may not be issued in bearer form.

7.02
Share certificates shall be issued under the Seal affixed in accordance with these Articles provided that the Directors may authorise share certificates to be issued with the Seal or the authorised signature(s) affixed or represented by printing or other mechanical process.

7.03
Subject to Article 7.07, every person whose name is entered as a member in the Register shall be entitled on request to one certificate for all his shares of each class or, upon payment of a fee not exceeding ten Cayman Islands dollars per additional certificate, to several certificates, each representing a part of his holding. Subject to Article 7.07, a member whose holding of shares has been reduced by transfer, redemption or otherwise shall be entitled on request to a certificate for the balance.

7.04
In the case of joint holders the Company shall not be bound to issue more than one share certificate; and delivery of the certificate to one of the holders shall be sufficient delivery to all the holders.

7.05
A member wishing to exercise his rights, if any, to transfer or redeem shares in accordance with these Articles may do so only upon surrendering to the Company the share certificate(s), if any, representing such shares.

7.06
If a share certificate is damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the holder upon request subject to delivery up of the old certificate (if any) or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence and indemnity and the payment of expenses of the Company in connection with the request (including the investigation of evidence) as the Directors think fit.

7.07
The Directors may at any time, determine in their absolute discretion that the Company will no longer issue share certificates and if they so determine,

(i)
they must use their best endeavours to call in and cancel all existing share certificates giving a receipt therefor to the holder and ensure that the Company keeps a record of all share certificates not surrendered for cancellation; and (ii) no shares for which a certificate is outstanding may thereafter be transferred unless the requirements of Article 7.05 and, if applicable, Article 7.06 are complied with; and no share certificate shall be issued either to the transferee or, if all the shares in the certificate are not being transferred, to the transferor for the balance of the shares.”

8.
TRANSFER OF SHARES

8.01
Subject to these Articles, any member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and may be under hand or, if the transferor or transferee is a clearing house or a central depository house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. ~~Transfers of shares shall be in writing in any usual or common form in use in the Cayman Islands or in any other form approved by the Directors.~~

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8.02
The instrument of transfer shall be executed by or on behalf of the transferor and the transferee provided that the Directors may dispense with the execution of the instrument of transfer by the transferee in any case which it thinks fit in its discretion to do so. Without prejudice to Article 8.1, the Directors may accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. ~~A share transfer shall be signed by or on behalf of the transferor.~~

8.03
The transferor of a share shall be deemed to remain the holder of the share until the name of the transferee is entered into the Register in respect thereof

8.04
In the case of a transfer of shares issued subject to special restrictions or requirements as to transfer the Directors may, as a condition of approval or registration, require the transferor to reimburse the Company for all expenses incurred in connection with the transfer.

8.05
The registration of transfers shall be suspended during any period in which the Register is closed in accordance with these Articles.

9.
TRANSMISSION OF SHARES

9.01
Following the death of a member the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the Company as having any title to the shares previously held by the deceased, but nothing in this Article shall release the estate of the deceased from any liability in respect of shares which had been held by him, whether solely or jointly.

9.02
A person becoming entitled to a share by reason of the death or bankruptcy of the holder or otherwise by operation of law may upon producing such evidence of his title as the Directors may require, elect either to be registered himself as the holder of the share or to make such transfer of the share as the holder could have made. An election pursuant to this Sub-Article to be registered as holder shall be made in writing signed by or on behalf of the person making the election.

9.03
A person entitled to make an election pursuant to the foregoing Sub-Article shall, pending election, have the right to receive (and to give a good discharge for) all monies payable in respect of the share, the same right (if any) as the holder to call for the redemption of the share, and the same right as the holder to enter into an agreement for the purchase of the share by the Company, but such person shall not be entitled to receive notice of, or attend or vote at, general meetings or class meetings of the Company nor, save as aforesaid, to any of the rights or privileges of a member; and the Directors may at any time give him notice requiring election pursuant to the foregoing Sub-Article and, if there is no election within ninety days of the notice, the Directors may thereafter withhold all monies payable in respect of the share until such time as the election is made.

10.
REDEMPTION OF SHARES

10.01
Subject to the Statute, the Company is hereby authorised to issue shares which are to be redeemed or are liable to be redeemed at the option of the Company or the holder; but, save for shares declared to be redeemable by the Memorandum of Association, the Directors shall not issue redeemable shares without the sanction of an ordinary resolution.

10.02
The Company is hereby authorised to make payments in respect of the redemption of its shares out of capital or out of any other account or fund which can be authorised for this purpose in accordance with the Statute.

10.03
Unless fixed by the ordinary resolution sanctioning its issue the redemption price of a redeemable share, or the method of calculation thereof, shall be fixed by the Directors at or before the time of issue;

10.04
Unless otherwise provided or directed by the ordinary resolution sanctioning the issue of the shares concerned:

(a)
every share certificate representing a redeemable share shall indicate that the share is redeemable;

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(b)
in the case of shares redeemable at the option of the holder a redemption notice from the holder may not be revoked without the agreement of the Directors;

(c)
at the time or in the circumstances specified for redemption the redeemed shares shall be cancelled and shall cease to confer on the holder any right or privilege, without prejudice to the right to receive the redemption price, which price shall become payable so soon as it can with due dispatch be calculated, but subject to surrender of the relevant share certificate (if any) for cancellation (and reissue subject to Article 7.07 in respect of any balance);

(d)
the redemption price may be paid in any manner authorised by these Articles for the payment of dividends;

(e)
a delay in payment of the redemption price shall not affect the redemption but, in the case of a delay of more than thirty days, interest shall be paid for the period from the due date until actual payment at a rate which the Directors, after due enquiry, estimate to be representative of the rates being offered by class A banks in the Cayman Islands for thirty day deposits in the same currency;

(f)
the Directors may exercise as they think fit the powers conferred on the Company by Section 37(5) of the Statute (payment out of capital) but only if and to the extent that the redemption could not otherwise be made (or not without making a fresh issue of shares for this purpose);

(g)
subject as aforesaid, the Directors may determine as they think fit all questions that may arise concerning the manner in which the redemption of the shares shall or maybe effected.

11.
PURCHASE OF SHARES BY THE COMPANY

11.01
Subject to the Statute, and with the sanction of an ordinary resolution authorising the manner and terms of purchase, the Directors may on behalf of the Company purchase any share of the Company (including a redeemable share) by agreement with the holder or pursuant to the terms of issue of the share, and may make payments in respect of such purchase out of capital or out of any other account or fund which can be authorised for this purpose in accordance with the Statute.

11.02
Shares purchased by the Company shall be noted in the Company’s register as cancelled and shall cease to confer any right or privilege on the seller.

12.
LIEN ON SHARES

12.01
The Company shall have a first and paramount lien and charge on all shares ~~for all the debts and obligations of the holder~~standing registered in the name of a single holder for all moneys presently payable by him or his estate to the Company (or, in the case of joint holders, of any one or more of the joint holders) but the Directors may at any time waive the lien generally or as regards any particular debt or obligation or category of debts or obligations.

12.02
The registration of a transfer of shares shall operate as a waiver of the Company’s lien thereon in respect of the debts or obligations of the transferor.

12.03
The Company’s lien on a share shall extend to all dividends and other monies and benefits payable in respect of the share.

12.04
The Company may sell any share on which the Company has a lien if an amount secured by the lien is presently payable but not until the expiration of fourteen days after written notice to the holder stating and demanding payment of the said amount and stating the Directors’ intention of effecting a sale.

12.05
A sale by the Company pursuant to the foregoing Sub-Article shall be effected in such manner as the Directors think fit; and the Directors may authorise some person to do and execute such transfers and other documents and things on behalf of the holder as may appear to the Directors necessary or desirable for the purpose of carrying out the sale and entering the purchaser or purchasers in the Register.

12.06
The proceeds of a sale by the Company pursuant to this Article shall be applied in payment of the amount secured by the lien which is presently payable and the balance, if any, shall be paid to the

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person who was the holder of the shares before the sale unless there are debts or obligations of that person, not presently payable, which were secured by the lien on the shares, in which case the Company shall have the same lien and charge on the said balance of the proceeds of sale as it had on the shares.
13.
ALTERATION OF CAPITAL

13.01
Subject to the Statute, the Company may from time to time by ordinary resolution alter the conditions of its Memorandum of Association to increase its share capital by new shares of such amount as it thinks expedient. All new shares shall be subject to the provisions of these Articles concerning calls, forfeiture, lien, transfer, transmission, disposal by the Directors and otherwise as the original shares.

13.02
Subject to the Statute, the Company may from time to time by ordinary resolution alter the conditions of its Memorandum of Association to:

(a)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)
subdivide its shares or any of them into shares of an amount smaller than that fixed by the Memorandum of Association; or

(c)
cancel shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled or, in the case of shares without par value, diminish the number of shares into which its capital is divided.

13.03
Subject to the Statute, the Company may from time to time by special resolution reduce its share capital in any way or alter any conditions of its Memorandum of Association relating to share capital.

14.
ALTERATION OF REGISTERED OFFICE, NAME AND OBJECTS

14.01
Subject to the Statute, the Company may by resolution of its Directors change the location of its Registered Office.

14.02
Subject to the Statute, the Company may from time to time by special resolution change its name or alter its objects or make any other alteration to its Memorandum of Association for which provision has not been made elsewhere in these Articles.

15.
GENERAL MEETINGS

15.01	(a)	The Company shall in each year hold a general meeting as its Annual General Meeting. The time and place of Annual General Meetings shall be determined by the Directors and, if no other time and place is prescribed by them, it shall be held at the registered office on the second Wednesday in December of each year at ten o’clock in the morning.
(b)
At these meetings the Directors shall be elected as provided for in these Articles, the annual report of the Directors shall be presented and the general business of the Company transacted.

15.02
General meetings other than Annual General Meetings shall be called Extraordinary General Meetings. The Directors may call or authorise the calling of an Extraordinary General Meeting whenever they think fit.

16.
REQUISITION OF GENERAL MEETINGS

16.01
The Directors shall call an Extraordinary General Meeting on the requisition of members holding at the date of the requisition not less than fifty-one per cent of the issued shares of the Company for the time being carrying the right to vote at general meetings of the Company. To be effective the requisition shall state the objects of the meeting, shall be in writing, signed by the requisitionists, and shall be deposited at the Registered Office. The requisition may consist of several documents in like form each signed by one or more requisitionists.

16.02
If the Directors do not within twenty-one days from the date of the requisition duly proceed to call an Extraordinary General Meeting to be convened within ninety days of the date of the requisition, the

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requisitionists may themselves convene an Extraordinary General Meeting; but any meeting so called shall not be held more than one hundred and fifty days after the date of the requisition. An Extraordinary General Meeting called by requisitionists shall be called in the same manner, as nearly as possible, as that in which general meetings are to be called by the Directors.
17.
NOTICE OF GENERAL MEETINGS

17.01
At least five clear days notice in writing shall be given of a general meeting to all members entitled as at the record date for the notice provided that:

(a)
an Extraordinary General Meeting may be called by shorter notice (but not shorter than two clear days) if so agreed by a member or members (or their proxies or representatives) holding in the aggregate, as at the record date for the meeting, shares conferring the right to cast seventy-five percent of the votes that could be cast if all members so entitled attended the meeting;

(b)
an Annual General Meeting or an Extraordinary General Meeting may be held without notice and without observing any of the requirements or provisions of these Articles concerning general meetings if so agreed by all the members (or their proxies or representatives) entitled as at the date of the meeting to attend and vote at general meetings;

and agreement for the purposes of the foregoing paragraphs (a) or (b) may be reached before, during or within thirty days after the meeting concerned.
17.02
The notice of a general meeting shall specify:

(a)
the place, the day and the hour of the meeting and, if different, the record date for determining members entitled to attend and vote; and

(b)
the general nature of any special business to be conducted at the meeting; and for this purpose all business shall be deemed special which is transacted at an Extraordinary General Meeting, and also all business that is transacted at an Annual General Meeting with the exception of the consideration and approval of the report of the Directors, the financial statements of the Company and the report of the Auditors (if any), the election or re-election of the Directors and the election or re-election of the Auditors and approval of their remuneration.

17.03
The Directors and the Auditors, if any, shall be entitled to receive notice of, and to attend and speak at, any general meeting of the Company.

17.04
The accidental omission to give notice to, or the non-receipt of notice by, any person entitled to receive notice shall not invalidate the proceedings at any general meeting.

18.
PROCEEDINGS AT GENERAL MEETINGS

18.01
No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business; a quorum shall be such members present in person or by proxy as represent one-third of the issued shares of the Company carrying the right to vote at the meeting calculated in accordance with Article 6.05.

18.02
If within half an hour from the time appointed for a meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Directors may determine and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the meeting shall be dissolved.

18.03
The chairman, if any, of the board of Directors or failing him, the President (if there is one appointed by the Directors) shall preside as chairman at every general meeting of the Company; or, if there is no such chairman or President or if neither shall be present at the time appointed for the meeting, or be willing to act, the Directors present shall elect one of their number to be chairman of the meeting; or, if no Directors are present at the time appointed for the meeting or no Director is willing to act as chairman, then the members present shall choose one of their number to be chairman of the meeting.

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18.04
The chairman may, with the consent of any general meeting duly constituted, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting, save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

18.05
~~Subject to Article 19.06, at any general meeting a declaration by the chairman that a resolution has been carried unanimously, or by a particular majority, or lost~~At any general meeting votes in respect of any resolution shall be cast by ballot which shall be in such form as the Directors may approve. The ballots shall be counted by the Secretary who shall provide a report of the number of votes recorded in favour or against such resolution to the chairman who shall make a declaration as to the results of the of the vote on the resolution in accordance with the report of the Secretary, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact ~~without proof~~ of the number or proportion of the votes recorded in favour of or against such resolution.

18.06
If any votes are counted which ought not to have been counted, or which might have been rejected, the error shall not vitiate the resolution unless pointed out at the same meeting, or at any adjournment thereof, and not in that case unless in the opinion of the chairman (whose decision shall be final and conclusive) it is of sufficient magnitude to vitiate the resolution.

18.7
In the case of an equality of votes, the chairman of the meeting at which the vote takes place shall be entitled to a second or casting vote.

19.
VOTES OF MEMBERS

19.01
Subject to any special rights or restrictions for the time being attached to any shares or any class of shares, every member as at the record date who is present in person or by proxy shall have one vote for each whole share (and a corresponding fraction of a vote for every fraction of a share) registered in his name in the Register as at the record date:

19.02
In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names of the holders stand in the Register.

19.03
Subject to production of such evidence as the Directors may require, a member of unsound mind, or in respect of whom an order has been made by any court in the Cayman Islands or elsewhere having jurisdiction in lunacy may vote by his committee, receiver, curator bonis, guardian or other person appointed by the court, and any such committee, receiver, curator bonis, guardian or other person may vote by proxy.

19.04
No objection shall be raised to the qualification of any voter except at the general meeting at which the vote objected to is given or tendered or at any adjournment thereof, and every vote not disallowed at such general meeting or adjournment shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

19.05
A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

19.06
A corporation, whether formed in the Cayman Islands or elsewhere, which is a member may authorise such person as it thinks fit to act as its representative at any general meeting of the Company and the person so authorised shall be entitled to exercise the same voting and other powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual member of the Company. A corporation whose representative is present at a meeting shall itself be deemed to be present in person at the meeting and shall be counted towards the quorum. Nothing in this Article shall be construed as preventing a corporation from appointing a proxy.

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20.
PROXIES

20.01
The appointment of a proxy by an individual shall be by written instrument under the hand of the appointor or his attorney duly authorised in writing or by electronic record generated by the electronic means provided by the Company for the purpose. If the appointor is a corporation, the appointment shall be either (i) under the corporation’s seal or (ii) under the hand of, or by electronic record generated by the electronic means provided by the Company for the purpose by, an officer or attorney duly authorised.

20.02
A proxy need not be a member of the Company.

20.03
The instrument appointing a proxy may be in any usual or common form or otherwise acceptable to the chairman of the meeting for which the instrument is first presented but subject to Articles 21.08 and 21.11, an electronic record of an appointment transmitted by a method established for that purpose by the Directors in respect of that meeting shall be accepted unless on the face of the electronic record in the chairman’s opinion there are material doubts as to authenticity or content or the chairman has evidence satisfactory to him of the withdrawal of that proxy.

20.04
The instrument or electronic record appointing a proxy may contain restrictions or directions as to the manner in which, or the matters upon which, the proxy may vote, but subject thereto the proxy may vote on any matter in such manner as the proxy thinks fit and may exercise the same powers as his appointor could exercise if present.

20.05
The instrument or electronic record appointing a proxy may be expressed to be for a particular meeting or particular meetings or to be effective generally until revoked. An appointment for a particular meeting or meetings shall be presumed, in the absence of clear provision to the contrary, to extend to any adjournment of such meeting or meetings.

20.06
A written instrument appointing a proxy (and any power of attorney or other authority under which it is signed, or a notarially certified copy of such authority) shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice of meeting; and such deposit or the generation of the electronic record appointing the proxy (as the case may be) shall be made no later than the time for holding the meeting, provided that the Directors may in giving notice of the meeting stipulate that instruments of proxy shall be deposited or the electronic record generated up to twenty-four hours before the time for holding the meeting. Deposit of a written instrument may be made by telecopier transmission, but may be disallowed at or before the meeting by the Directors or the chairman of the meeting if in his or their opinion there are material doubts as to authenticity or content. The chairman of the meeting may at his discretion direct that the deposit of a written instrument of proxy (or other requisite written document) shall be deemed to have been duly made, if satisfied that the instrument of proxy duly signed (or other requisite document) is in the course of transmission to the Company.

20.07
An electronic record appointing a proxy shall be transmitted only by the method or methods authorised by the directors in the notice of the meeting at which it is to be used but the Directors may provide such a method for use either generally or for a specified meeting or meetings.

20.08
A proxy shall have no powers, as such, at any meeting at which his appointor is present in person or, being a corporation, by a duly authorised representative. If two or more proxies are present at a meeting and in accordance with their terms of appointment seek to vote on the same matter in respect of the same shares, the chairman shall in his absolute discretion decide which vote to accept and which vote or votes to disallow, or he may disallow all such votes.

20.09
The directors may at the expense of the Company establish and maintain a secure website for the purposes of the appointment of proxies by electronic means using such programmes and security protocols as they shall in their discretion think fit but which shall require a means of identifying the appointor and generate an electronic record, and neither they nor the Company shall be liable to any member if it is afterwards discovered that the programmes or security protocols were insecure or had caused incorrect recording of proxy appointments.

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20.10
The Directors may at the expense of the Company send to the members instruments of proxy (with or without prepaid postage for their return) for use at any general meeting, either in blank or (but only if such instruments are sent to all members entitled to attend and vote) nominating one or more Directors or other persons.

20.11
All resolutions passed at a general meeting shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of a proxy or that the appointment had been revoked or otherwise terminated prior to the meeting, be as valid as if every such proxy had been and remained duly appointed.

21.
CIRCULAR RESOLUTIONS OF THE MEMBERS

21.01
A resolution in writing, in one or more counterparts, signed by all the members for the time being entitled to receive notice of and attend and vote at general meetings (or, being corporations, by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly called and held, and shall satisfy any requirement of these Articles for a resolution to be passed by the Company in general meeting.

22.
CLASS MEETINGS

22.01
All the provisions of these Articles regulating Extraordinary General Meetings (as to call, requisition, notice, proceedings, votes, proxies, circular resolutions and otherwise) apply equally to class meetings save only that references to members shall be construed as references to members holding shares of the relevant class.

23.
APPOINTMENT OF DIRECTORS

23.01 ~~(a)~~
There shall be a Board of Directors consisting of not less than one or more than fifteen persons (exclusive of Alternate Directors) PROVIDED HOWEVER that the Company may from time to time by special resolution increase or reduce the limits in the number of Directors. Subject to Articles 23.5 and 23.6, the terms of office for all Directors in office on 24th May, 2022 shall expire at the Annual General Meeting in 2023. Commencing with the Annual General Meeting in 2023, the Directors shall be elected at each Annual General Meeting for a term of office which shall expire at the next succeeding Annual General Meeting after their election at which Annual General Meeting they shall be eligible for re-election.

~~(b)~~
~~The Board of Directors shall be divided into three groups designated Group I, Group II and Group III (which at all times shall be as nearly equal in number as possible);~~

~~(c)~~
~~The initial classification of the Directors into Group I, Group II and Group III shall be for the Directors in their absolute discretion;~~

~~(d)~~
~~The initial term of office of the Group III Directors shall expire at the 1999 Annual General Meeting; the initial term of office of the Group II Directors shall expire at the 2000 Annual General Meeting; the initial term of office of the Group I Directors shall expire at the 2001 Annual General Meeting;~~

~~(e)~~
~~Subject to initial classification and term of office as prescribed in this Article, at each Annual General Meeting Directors elected to succeed Directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual General Meeting after their election.~~

23.02
There shall be no shareholding qualification for Directors unless prescribed by special resolution.

23.03
The first Directors shall be appointed in writing by the subscribers of the Memorandum of Association or a majority of them.

23.04
The Directors may from time to time appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, subject to any upper limit on the number of Directors prescribed pursuant to this Article ~~and subject to his designation as a Group I, Group II or Group III Director~~.

23.05
The Company may by ~~resolution~~ special resolution remove any Director before the expiration of his

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term of office and appoint another person in his stead; the person so appointed shall be subject to retirement at the same time as if he had become a Director on the day on which the Director in whose place he is appointed was last elected a Director.
23.06
Without prejudice to other provisions of these Articles for the retirement or removal of Directors, the office of a Director shall be vacated:

(a)
if he resigns as Director by notice to the Company in writing signed by him;

(b)
if he dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(c)
if he becomes of unsound mind or an order for his detention is made under the ~~Mental Health Law~~ Mental Health Act or any analogous law of a jurisdiction outside the Cayman Islands; or

(d)
if he is adjudged by a court in any country to have been negligent as, or guilty of misconduct as, a director or for any reason unfit to act as a director of a Company and that judgement is final and unappealable.

24.
REMUNERATION OF DIRECTORS

24.01
The remuneration of the Directors shall be in such amount or at such rate, and upon such terms as the Directors may from time to time determine. Special remuneration may be agreed with or given to any Director who has undertaken, or is required to undertake, any special work, service or mission beyond the ordinary routine work of a Director.

24.02
An Alternate Director shall not be remunerated as such by the Company provided that he may, if the Directors think fit, be remunerated for any special work, service or mission beyond the ordinary routine work of a Director or Alternate Director.

25.
TRANSACTIONS WITH DIRECTORS

25.01
A Director may hold any other executive or non-executive office or place of profit in or under the Company, other than the office of Auditor, on such terms as to tenure, remuneration, indemnity and otherwise as the Directors may determine.

25.02
A Director may act by himself or his firm in a professional capacity for the Company and shall be entitled to the same remuneration, indemnity and other privileges as if he were not a Director.

25.03
A Director may be a member or director or hold any other executive or non-executive office or place of profit in or under any company or association promoted by the Company or in which the Company may be interested or associated, and may exercise and enjoy the rights, privileges and benefits of any such position without being accountable in any way to the Company.

25.04
No person shall be disqualified from the office of Director by, or be prevented by such office from, contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract (or any other contract or arrangement entered into by or on behalf of the Company in which a Director shall be in any way interested) be liable to be avoided, nor shall any Director be liable to account to the Company for any profit realised by any such contract or arrangement; but the nature of his interest shall be disclosed by him at the meeting of the Directors at which the question of entering into the contract or arrangement is first taken into consideration or, if the Director was not at that time interested in the proposed contract or arrangement, then at the next meeting of the Directors held after he becomes so interested.

25.05
A Director may vote in respect of any contract, arrangement or other matter which may be proposed, notwithstanding that he has an interest therein provided that the nature of his interest shall have been disclosed to the Directors prior to the Directors’ resolution.

25.06
For the avoidance of doubt it is declared that a Director shall be regarded as having an interest in any matter in which he has a duty conflicting with his duty to the Company, and also in any proposal to ratify a contract or transaction entered into by him in the name or on behalf of the Company prior to its registration.

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25.07
A general notice that a Director is a shareholder, director or officer of, or otherwise interested in, a specified company or association and is to be regarded as interested in any transaction with such company or association shall be a sufficient disclosure for the purposes of this Article and thereafter it shall not be necessary to give any further notice relating to a particular transaction with that company or association.

25.08
The Company may from time to time by special resolution impose and vary rules more or less restrictive of Directors having conflicting interests.

25.09
The provisions of this Article concerning Directors apply equally to Alternate Directors. For the purposes of this Article an interest of a Director shall be deemed to be an interest of his Alternate Director, and vice versa.

26.
ALTERNATE DIRECTORS AND PROXIES

26.01
A Director may at any time appoint any person (including another Director) to be his Alternate Director and may at any time terminate such appointment. An appointment and a termination of appointment shall be by notice in writing signed by the Director and deposited at the Registered Office or delivered at a meeting of the Directors.

26.02
The appointment of an Alternate Director shall determine on the happening of any event which, if he were a Director, would cause him to vacate such office or if his appointor ceases for any reason to be a Director.

26.03
An Alternate Director shall be entitled to receive notices of meetings of the Directors and shall be entitled to attend and vote as a Director at any such meeting at which his appointor is not personally present and generally at such meeting to perform all the functions of his appointor as a Director; and for the purposes of the proceedings at such meeting these Articles shall apply as if he (instead of his appointor) were a Director, save that he may not himself appoint an Alternate Director or a proxy.

26.04
If an Alternate Director is himself a Director or attends a meeting of the Directors as the Alternate Director of more than one Director, his voting rights shall be cumulative.

26.05
Unless the Directors determine otherwise, an Alternate Director may also represent his appointor at meetings of any committee of the Directors on which his appointor serves; and the provisions of this Article shall apply equally to such committee meetings as to meetings of the Directors.

26.06
If so authorised by express provision in his notice of appointment, an Alternate Director may join in a circular resolution of the Directors adopted pursuant to these Articles and his signature of such resolution shall be as effective as the signature of his appointor.

26.07
Save as provided in these Articles an Alternate Director shall not, as such, have any power to act as a Director or to represent his appointor and shall not be deemed to be a Director for the purposes of these Articles.

26.08
A Director who is not present at a meeting of the Directors, and whose Alternate Director (if any) is not present at the meeting, may be represented at the meeting by a proxy duly appointed, in which event the presence and vote of the proxy shall be deemed to be that of the Director. All the provisions of these Articles regulating the appointment of proxies by members (including appointment by telecopier transmission but excluding provisions for appointment by other electronic means) shall apply equally to the appointment of proxies by Directors.

27.
PROCEEDINGS OF DIRECTORS

27.01
A meeting of the Directors for the time being at which a quorum is present shall be competent to exercise all or any of the powers and discretion by or under these Articles for the time being vested in or exercisable by the Directors generally.

27.02
Except as otherwise provided by these Articles, the Directors shall meet together for the dispatch of business, convening, adjourning and otherwise regulating their meetings as they think fit.

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27.03
A Director may, and on the request of a Director the Secretary shall, at any time summon a meeting of the Directors. Notice thereof shall be given to each Director and Alternate Director in writing or by telephone or orally. Not less than forty-eight hours notice in the case of a meeting proposed to be held in accordance with Article 28.04 or five clear days notice in any other case shall be given save that all the Directors (or their Alternate Directors) may waive notice of the meeting at, before or after the meeting is held.

27.04
A meeting of the Directors may be held, and any Director may participate in a meeting, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting are capable of hearing each other; and such participation shall be deemed to constitute presence in person at the meeting.

27.05
The quorum necessary for the transaction of business at a meeting of the Directors may be fixed by the Directors and, unless so fixed at any other number, shall be at least half the number of persons comprising the Board of Directors.

27.06
For the avoidance of doubt it is declared that an Alternate Director shall not be entitled to attend or vote at a meeting of the Directors or be counted towards the quorum if his appointor be present; and the proxy of a Director shall not be so entitled or counted if either the appointing Director or his Alternate Director be present.

27.07
The Directors may at any time elect a chairman and, if they think fit, a deputy chairman and may determine the period for which they respectively are to hold office. Subject to any such determination, the Directors may at any time remove a chairman or deputy chairman from office. A chairman or deputy chairman shall automatically cease to hold office if for any reason he ceases to hold office as a Director.

27.08
Questions arising at a meeting of the Directors shall be decided by a majority of the votes cast. In the case of an equality of votes, the chairman shall have a second or casting vote.

27.09
The continuing Directors may act notwithstanding any vacancy in their body but, if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the minimum number of Directors or as the necessary quorum for meetings of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to the requisite number, or of summoning a general meeting of the Company, but for no other purpose.

27.10
All resolutions passed and other acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, Alternate Director or proxy, or that they or any of them were disqualified or had otherwise ceased to hold office, be as valid as if every such person had been duly appointed and qualified and continued to hold the office or position of Director, Alternate Director or proxy, as the case may be. This Article shall apply equally to a case in which there was no appointment as to the case in which there was a defective appointment.

27.11
A Director who is present at a meeting of the Directors at which action on any matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or he shall file his written dissent with the person acting as the secretary of the meeting before the adjournment thereof or shall send his written dissent to the Registered Office immediately after the meeting, provided that this right of dissent shall not apply in the case of a Director who voted in favour of the action.

27.12
A resolution in writing, in one or more counterparts, signed by all the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held.

28.
MINUTES AND REGISTERS

28.01
In accordance with the Statute the Directors shall cause minutes to be kept of all resolutions and proceedings of members, whether at general meetings, class meetings or otherwise, and of Directors or managers (if any), or committees of Directors (if any), whether at meetings or otherwise. Such minutes shall be kept in writing at the Registered Office or at such other location as the Directors may determine.

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28.02
The minutes of a meeting, whether of the members or the Directors or a committee of the Directors, when signed by the person acting as the chairman of the meeting or by the person acting as the chairman of the next following meeting, shall until the contrary be proved be accepted as conclusive evidence of the matters stated in the minutes.

28.03
The Directors shall cause to be kept at the Registered Office the register of Directors and officers and the register of mortgages and charges required by the Statute. Alternate Directors shall be entered in the register of Directors and officers.

29.
POWERS OF DIRECTORS

29.01
The business of the Company shall be managed under the direction of the Directors, who may exercise all such powers of the Company as are not by the Statute or these Articles required to be exercised by the Company in general meeting, subject nevertheless to any regulations, not inconsistent with the Statute or these Articles, prescribed by the Company in general meeting. No such regulations made by the Company in general meeting may invalidate any prior act of the Directors. This Sub-Article is without prejudice to the provisions of these Articles permitting delegation by the Directors.

29.02
Notwithstanding that the Statute or the Memorandum of Association may permit the Company to pursue objects or exercise powers which are charitable or benevolent or otherwise independent of the financial interests of the Company itself, the Directors shall not without the sanction of a special resolution pursue any such objects or exercise any such powers, provided that:

(a)
this Sub-Article does not apply to the declaration or payment of dividends, the redemption or purchase of shares or the conferring of other benefits upon members in accordance with these Articles;

(b)
The Directors on behalf of the Company may pay or procure the payment of gratuities, pensions and other benefits to persons who are or were officers or employees of the Company or any associated company, or widows or other dependants of such persons, whether or not the Company has any legal obligation to do so;

(c)
The Directors may establish, maintain and fund a scholarship programme for the education and advancement of persons meeting such qualifications as the Directors may determine;

(d)
this Sub-Article does not apply to an action which, though it may in itself be gratuitous, is considered by the Directors to be in the financial interests of the Company;

(e)
if there is any reasonable doubt as to whether an action is prohibited by this Sub-Article, the Directors’ decision, if made in good faith, shall be conclusive.

29.03
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof by way of fixed charge, floating charge or other form of encumbrance, and to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party. In the case of a charge over the uncalled capital of the Company or any part of it, the Directors may delegate to the charge holder (or any person acting as his trustee or appointed by him) the power to make calls on members in respect of such uncalled capital and to sue in the name of the Company or otherwise for the recovery of monies becoming due in respect of calls and to give valid receipts for such monies; and such powers shall be assignable if expressed to be so.

29.04
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed in such manner as the Directors may from time to time determine.

30.
SECRETARY

30.01
The Secretary shall, and one or more assistant secretaries may, be appointed by the Directors for such terms, at such remuneration and upon such conditions as the Directors think fit. Notwithstanding the terms or conditions of appointment, the Secretary and any assistant secretary may at any time be removed from office by the Directors.

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30.02
Subject to any contrary term or condition of his appointment, an assistant secretary may exercise or perform any task or power conferred upon the Secretary by the Statute, by these Articles or by resolution of the Directors, but shall comply with any proper direction which may be given by the Secretary.

30.03
A provision of the Statute or of these Articles requiring or authorising anything to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as or in place of the Secretary.

31.
COMMITTEES, OFFICERS, ATTORNEYS AND MANAGERS

31.01
The Directors may delegate any of their powers and discretion to committees consisting of such of their number as the Directors think fit and may at any time revoke any such delegation or discharge any such committee either wholly or in part. Every committee so formed shall in the exercise of the powers and discretions delegated to it conform to any regulations that may from time to time be imposed upon it by the Directors. All acts done by any such committee in conformity with such regulations and in fulfillment of the purposes for which it is appointed, but not otherwise, shall have the like force and effect as if done by the Directors. Subject to any regulations made by the Directors for this purpose, the meetings and proceedings of such committees shall be governed by the provisions of these Articles concerning the meetings and proceedings of the Directors, including provisions for circular resolutions.

31.02
The Directors may on behalf of the Company appoint from their own number or otherwise such officers to perform such duties, to exercise such powers and discretions and upon such terms as the Directors think fit.

31.03
The Directors may on behalf of the Company by power of attorney under the Seal appoint any person or persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers and discretion (not exceeding those vested in or exercisable by the Directors) and for such period and subject to such conditions as the Directors may think fit; and any such attorney, if so authorised, may execute deeds and instruments on behalf of the Company under his own hand and seal which shall bind the Company and have the same effect as if under the Seal of the Company.

31.04
The Directors may on behalf of the Company appoint such managers, custodians and agents with such duties, powers, and discretions and upon such terms as the Directors think fit.

31.05
Any delegation by the Directors pursuant to this Article may be on terms permitting sub-delegation.

32.
SEAL

32.01
The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors in that behalf; and, until otherwise determined by the Directors, the Seal shall be affixed in the presence of a Director or the Secretary or an assistant secretary or some other person authorised for this purpose by the Directors or the committee of Directors.

32.02
Notwithstanding the foregoing Sub-Article the Seal may without further authority be affixed by way of authentication to any document required to be filed with the Registrar of Companies in the Cayman Islands, and may be so affixed by any Director, Secretary or assistant secretary of the Company or any other person or institution having authority to file the document as aforesaid.

32.03
The Company may have one or more duplicate Seals, as permitted by the Statute; and, if the Directors think fit, a duplicate Seal may bear on its face the name of the country, territory, district or place where it is to be used.

33.
DIVIDENDS AND RESERVES

33.01
Subject to these Articles and subject to any direction of the Company in general meeting, the Directors may on behalf of the Company declare and pay dividends (including interim dividends) at such times and in such amounts as they think fit. For the avoidance of doubt it is declared that, subject as

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aforesaid, the Directors may, if it appears to them fair and equitable to do so, fix as the record date for a dividend a date prior to the declaration of the dividend.
33.02
Dividends may be declared and paid out of the profits of the Company, realised or unrealised, or from any reserve set aside from profits which the Directors determine is no longer needed, or not in the same amount. With the sanction of an ordinary resolution dividends may also be declared and paid out of share premium account or any other fund or account which can be authorised for this purpose in accordance with the Statute.

33.03
The Directors may before declaring a dividend set aside such sums as they think fit as a reserve or reserves for any proper purpose. Pending application, such sums may be employed in the business of the Company or invested, and need not be kept separate from other assets of the Company. The Directors may also, without placing the same to reserve, carry forward any profit which they decide not to distribute.

33.04
Subject to these Articles and subject to any special dividend rights or restrictions for the time being attached to any shares or class of shares, if a dividend is declared:

(a)
every share shall confer on the holder as at the record date the right to participate in the dividend;

(b)
the dividend shall be declared and paid according to the amounts (other than share premium) paid up on shares as at the record date;

34.05
The Directors may deduct from any dividend all sums of money presently payable by the holder to the Company; and the Directors may retain any dividend on shares over which the Company has a lien for any obligation presently due.

33.06
Any dividend or other monies payable in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, the holder who is first named in the Register in respect of the shares; but this Sub-Article is without prejudice to any other method of payment which the Directors may think appropriate and, in the case of joint holders, payment to any one or more of them shall be a good discharge to the Company.

33.07
No dividend shall bear interest against the Company.

33.08
With the sanction of an ordinary resolution of the Company (or, as regards a dividend payable in respect of a class of shares, an ordinary resolution passed at a class meeting), the Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the foregoing generality the Directors may fix the value of such specific assets, may determine that cash payments shall be made to some members in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

33.09
With the sanction of an ordinary resolution of the Company (or, as regards a dividend payable in respect of a class of shares, an ordinary resolution passed at a class-meeting), the Directors may determine that:

(a)
the persons entitled to participate in the dividend shall have a right of election to accept shares of the Company credited as fully paid in satisfaction of all or (if the Directors so specify or permit) part of their dividend entitlement; or

(b)
a dividend shall be satisfied in whole or specified part by an issue of shares of the Company credited as fully paid up, subject to a right of election on the part of persons entitled to participate in the dividend to receive their dividend entitlement wholly or (if the Directors so permit) partly in cash;

and in either event the Directors may determine all questions that arise concerning the right of election, notification thereof to members, the basis and terms of issue of shares of the Company and otherwise.
33.10	(a)	The Directors shall have the power to cease sending dividend warrants, if such warrants have been returned undelivered or left uncashed, provided that such power shall not be exercised until either

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such warrants have been so returned or left uncashed on two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish any new address of the holder;
(b)
Any dividend that has remained unclaimed for twelve years from the date when it became due for payment shall, if the Directors so resolve, be forfeited and cease to remain owing by the Company;

The Directors shall have the power to sell the shares (which shall include the power for the Company to purchase such shares) of any holder who is untraceable, provided that such power shall not be exercisable unless:
(i)
during a period of not less than 12 years three dividends in respect of the shares in question have become payable and no dividend during that period has been claimed; and

(ii)
on or after the expiry of such period the Company has given notice by such method as the Directors shall deem fit of its intention to sell the shares within the time frame stated therein, and no response is received, save that the Directors in their absolute discretion may dispense with such notice, and, in the event of such a sale, the Directors shall authorise any one or more Directors or Officers of the Company to sign the transfer on behalf of any such untraceable holder notwithstanding it being unaccompanied by the certificate (if any) for the shares to which it relates and shall cause the name of name of the purchaser(s) of such share to be entered in the Register. The net proceeds of sale of any shares shall be held upon trust by the Company, or by such successor trustee as shall be appointed by the Directors, for the holder or his estate upon such terms, including the remuneration of any such trustee, as the Directors, or a liquidator if one is appointed, shall deem fit.
34.
SHARE PREMIUM ACCOUNT

34.01
Subject to any direction from the Company in general meeting, the Directors may on behalf of the Company exercise all the powers and options conferred on the Company by the Statute in regard to the Company’s share premium account, save that unless expressly authorised by other provisions of these Articles the sanction of an ordinary resolution shall be required for any application of the share premium account in paying dividends to members.

35.
CAPITALISATION ISSUES

35.01
With the sanction of an ordinary resolution of the Company the Directors may on behalf of the Company appropriate any sum standing to the credit of the share premium account or capital redemption reserve or any sum of profits available for dividend purposes (or credited to any reserve set aside from profits which the Directors determine is no longer needed, or not in the same amount) to members in the proportions in which such sum would have been divisible amongst them if distributed by way of dividend, and to apply such sum on their behalf in paying up in full unissued shares to be issued to the members in the said proportions. The Directors may determine all questions that arise concerning a capitalisation issue including the basis and terms of issue.

36.
BOOKS OF ACCOUNT

36.01
The Directors shall cause proper books of account to be kept with respect to:

(a)
all sums of money received or expended by the Company and the matters in respect of which the receipt or expenditure takes place;

(b)
all sales and purchases of goods by the Company;

(c)
the assets and liabilities of the Company;

and proper books of account shall not be deemed to be kept with respect to the matters aforesaid if there are not kept such books as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions. Such books shall be kept at such place or places as the Directors determine.

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36.02
The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members not being Directors; and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as authorised by the Directors or by the Company in general meeting.

36.03
Subject to any waiver by the Company in general meeting of the requirements of this Sub-Article, the Directors shall lay before the Company in general meeting, or circulate to members, financial statements in respect of each financial year of the Company, consisting of:

(a)
a profit and loss account giving a true and fair view of the profit or loss of the Company for the financial year; and

(b)
a balance sheet giving a true and fair view of the state of affairs of the Company at the end of the financial year;

together with a report of the Directors reviewing the business of the Company during the financial year. The financial statements and the Directors’ report, together with the auditor’s report, if any, shall be laid before the Company in general meeting, or circulated to members, no later than 180 days after the end of the financial year.
36.04
The financial year of the Company shall run from the anniversary of the Company’s registration (or, in the case of the first financial year, the date of registration) to the day preceding the next such anniversary but, subject to any direction of the Company in general meeting, the Directors may from time to time prescribe some other period to be the financial year, provided that the Directors may not without the sanction of an ordinary resolution prescribe or allow any financial year longer than eighteen months.

37.
AUDIT

37.01
The Audit Committee, if any, of the Board of Directors of the Company shall have the sole authority to appoint or replace the Company’s Auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the Auditors for the purpose of preparing or issuing an audit report or related work. The Auditors shall report directly to the Audit Committee. If there is no Audit Committee at any time, its duties under this Article shall be performed by the Board. Nothing in this Article shall be construed as making it obligatory to appoint Auditors.

37.02
The Auditors shall make a report to the members on the accounts examined by them and on every set of financial statements laid before the Company in general meeting, or circulated to members, pursuant to this Article during the Auditors’ tenure of office.

37.03
The Auditors shall have right of access at all times to the Company’s books, accounts and vouchers and shall be entitled to require from the Company’s Directors and officers such information and explanations as the Auditors think necessary for the performance of the Auditors’ duties; and, if the Auditors fail to obtain all the information and explanations which, to the best of their knowledge and belief, are necessary for the purposes of their audit, they shall state that fact in their report to the members.

37.04
The Auditors shall be entitled to attend any general meeting at which any financial statements which have been examined or reported on by them are to be laid before the Company and to make any statement or explanation they may desire with respect to the financial statements.

38.
WINDING-UP

38.01
In the winding-up of the Company, subject to any special rights or restrictions for the time being attached to any shares or any class of shares, the assets available for distribution amongst the members as such shall be distributed according to the amounts (other than share premium) paid up on shares held by them.

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38.02
In the winding-up of the Company the Liquidator may, with the sanction of a special resolution, determine that any winding-up distribution shall be made in whole or part by the distribution of specific assets.

39.
INDEMNITY

39.01
The Directors and officers of the Company and any trustee for the time being acting in relation to any of the affairs of the Company and every former director, officer, or trustee and their respective heirs, executors, administrators and personal representatives (each of such persons being referred to in this Article as “indemnified party”) shall be indemnified out of the assets of the Company from and against all actions, proceedings, costs, charges, losses, damages and expenses which they or any of them shall or may incur or sustain by reason of any act done or omitted in or about the execution of their duties in their respective offices or trusts, except any which an indemnified party shall incur or sustain by or through his own willful neglect or default; no indemnified party shall be answerable for the acts, omissions, neglects or defaults of any other Director, officer, or trustee, or for joining in any receipt for the sake of conformity, or for the solvency or honesty of any banker or other persons with whom any moneys or effects belonging to the Company may be lodged or deposited for safe custody, or for any insufficiency of any security upon which any monies of the Company may be invested, or for any other loss or damage due to any such cause as aforesaid or which may happen in or about the execution of his office or trust unless the same shall happen through the willful neglect or default of such indemnified party.

40.
NOTICES

40.01
Save as otherwise expressly provided in these Articles, notices by the Company pursuant to these Articles shall be in writing and may be given personally or by sending the notice by post, telex, telecopy or any other method of electronic or written communication; and, subject as aforesaid:

(a)
when sent by post the notice shall be deemed given sixty hours (or one hundred and twenty hours, if overseas) after posting the notice, postage pre-paid, properly addressed (by airmail, if overseas);

(b)
a notice sent by telex or telecopy or other electronic means shall be deemed given immediately upon dispatch properly addressed; and

(c)
in any other case (other than delivery in person) the notice shall be deemed given at such time as the Directors estimate the notice should reach the addressee in the ordinary course.

40.02
A notice to a member may be addressed to him at his address shown in the Register or to any telecopy number or electronic address provided by him to the Company for the purpose. In the case of joint holders of a share, notice may be given to the holder first named in the Register in respect of the share, but notice to any of the joint holders shall be deemed notice to all.

40.03
Notice may be given by the Company to the person or persons whom the Company has been advised are entitled to a share or shares in consequence of the death or bankruptcy of a member or otherwise by operation of law, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death, bankruptcy or other event had not occurred.

41.
ALTERATION OF ARTICLES

41.01
Subject to the Statute, the Company may from time to time by special resolution alter or amend these Articles in whole or in part.

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CONSOLIDATED WATER CO. LTD. REGATTA OFFICE PARK WINDWARD THREE, 4TH FLOOR, WEST BAY ROAD GRAND CAYMAN KY1-1102 CAYMAN ISLANDS VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 22, 2022. Have your proxy card in hand when           you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/cwco2022 You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number included on this proxy card available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY PHONE Before The Meeting — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59p.m. Eastern Time on May 22, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE IN PERSON You may attend the meeting and vote in person at Consolidated Water Co. Ltd., Regatta Office Park, Windward Three, 4th Floor, West Bay Road, Grand Cayman, KY1-1102, Cayman Islands. Have the 16-digit control number included on this proxy card with you to gain entry to the meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D76121-P71215-Z82157 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CONSOLIDATED WATER CO. LTD.For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The election of two Group I directors to the Board of Directors.Nominees: Linda Beidler-D’Aguilar Brian E. ButlerThe Board of Directors recommends you vote FOR proposals2 through 7. For Against Abstain For Against Abstain The approval of a Special Resolution, attached as Exhibit A to the Proxy Statement, adopting amendments to the Company’s Memorandum of Association to: (a) update references therein from The Companies Law (1998 Revision) to The Companies Act (Revised); and (b) add the postal code for the Company’s registered office. The approval of a Special Resolution, attached as Exhibit B to the Proxy Statement, adopting amendments to the Company’s Articles of Association related to: (a) adding the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred; (b) updating the definition of “in writing” and “written” to accountfor advances in technology; (c) updating references to applicable laws; (d) changing the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology; (e) clarifyingthecircumstancesaroundwhichtheCompanyhasa lien on the shares of a shareholder; (f) changing the mannerin which shareholders’ votes will be cast and recorded; and (g) eliminating the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms. The approval of a Special Resolution, attached as Exhibit C to the Proxy Statement, that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company. The approval of a Special Resolution, attached as Exhibit D to the Proxy Statement, adopting an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association of the Company incorporating any and all amendments approved by Special Resolution in Proposals 2 — 3.An advisory vote on executive compensation.The ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at the remuneration to be determined by the Audit Committee of the Board of Directors.NOTE: Such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator,or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PROXY Consolidated Water Co. Ltd. 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2022 The undersigned, revoking all prior proxies, hereby appoint(s) Frederick W. McTaggart and David W. Sasnett, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all voting shares of Consolidated Water Co. Ltd. (the “Company”) that the undersigned would beentitled tovote at the Annual General Meeting ofShareholders           of the Company to be held at 3:00 p.m. $BZNBO *TMBOET UJNF (4:00 Q.N. EDT),on Monday, May 23, 2022, and atany postponements or adjournments thereof. The Annual General Meeting will bea”hybrid”shareholdermeeting,meaning that shareholders will be able to attend the meeting via the Internet or in person at Consolidated Water Co. Ltd., Regatta Office Park, Windward Three, 4th Floor, West Bay Road,GrandCayman,KY1-1102,CaymanIslands.Inthe interest of health and safety, we strongly encourage shareholders desiring to attend the meeting to do so via the meeting website. The 16-digit control number included on this proxycardwillberequiredtoaccessthemeetinginperson or virtually. This proxy when properly executed will be voted in the manner directed by the undersigned shareholder(s) andin the discretion of the proxies on such matters as may properly come before the Annual General Meeting or any postponements or adjournments thereof. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED AS FOLLOWS: “FOR” THE NOMINEES IN THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6 AND “FOR” PROPOSAL 7. Attendance of the undersigned at the Annual General Meeting or any postponements or adjournments thereof will automatically revoke this proxy. Therefore, if the undersigned attends the meeting, he, she or it will need to vote his, her or its shares at the meeting in order for his, her or its shares to be counted. Continued and to be signed on reverse side